UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-3734



                             EuroPacific Growth Fund
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                     Date of fiscal year end: March 31, 2005

                    Date of reporting period: March 31, 2005





                                Vincent P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 9007
                     (name and address of agent for service)


                                   Copies to:
                               Richard M. Phillips
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                       Four Embarcadero Center, 10th Floor
                             San Francisco, CA 94111
                          (Counsel for the Registrant)


ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

EUROPACIFIC GROWTH FUND

Americans in the global workforce

[photo of The Campanile and an archway detail from the Piazza San Marco in Venice, Italy]

Annual report for the year ended March 31, 2005

EUROPACIFIC GROWTH FUND(R) seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin. About half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

This fund is one of the 29 American Funds. The organization ranks among the nation's three largest mutual fund families. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders, with results at a glance                            1
The value of a long-term perspective                                        4
Feature article: Americans in the global workforce                          5
Tapping global potential                                                   12
Summary investment portfolio                                               13
Financial statements                                                       18
Trustees and officers                                                      35
The American Funds family                                          back cover

FIGURES SHOWN ON THE OPPOSITE PAGE ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Please see page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 34. Please see the inside back cover for important information about other share classes.

The fund's investment adviser is waiving a portion of its management fees. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 26 of this report for details.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.

About our cover: The Campanile and an archway detail from the Piazza San Marco in Venice, Italy.

[close-up photo of archway detail from the Piazza San Marco in Venice, Italy]

FELLOW SHAREHOLDERS:

International stocks posted strong gains for the fiscal year. Developing-country stocks were generally stronger than stocks in developed countries, and European markets fared better than their Asian counterparts. U.S. investors continued to benefit from the strength of many foreign currencies versus the U.S. dollar.

INVESTMENT RESULTS

For the 12-month period ended March 31, 2005, the value of an investment in EuroPacific Growth Fund gained 12.1% if, like most shareholders, you reinvested the dividend of 50.9 cents per share that was paid in December 2004.

The fund's return was slightly behind the 12.6% average return of its international fund peers, as measured by Lipper. The MSCI EAFE(R) (Europe, Australasia, Far East) Index, which measures 21 major stock markets outside North America, returned 15.5% for the period. The difference in return can be attributed in part to the index's heavier weighting in European equities versus the fund's exposure to Europe. In contrast, Standard & Poor's 500 Composite Index, a measure of comparatively large U.S. stocks, returned 6.7%. Indexes are unmanaged and do not have expenses.

The "Results at a glance" table below shows the returns for other periods. As you can see, over longer, more meaningful periods of time, the fund has kept pace with or bested both its primary benchmark and its average international fund peer.

THE INVESTMENT ENVIRONMENT

For much of our fiscal year, investors were encouraged by the state of the global economy. Calendar year 2004 saw the pace of global economic growth reach its highest rate in more than 25 years. Much of this was due to rapid growth in the developing world, notably in Brazil, Russia, India and China, the so-called "BRICs" markets. Economic growth seemed to be largely unaffected by an historic spike in oil prices. Interest rates around the world remained low and fairly stable, with the notable exception of the United States, where the Federal Reserve Board continued its measured pace of rate increases. Despite the rise in prices for oil and other raw materials, inflation was low and consumer demand and spending remained strong.

[Begin Sidebar]

Results at a glance
(for periods ended March 31, 2005, with all distributions reinvested)
                                                                      Total return          Average annual total returns
                                                                         1 year           5 years     10 years      Lifetime*

EuroPacific Growth Fund                                                   +12.1%           -1.1%       +10.3%       +13.2%
MSCI EAFE(R) (Europe, Australasia, Far East) Index(1)                     +15.5            -0.8         +5.7        +10.9
Lipper international funds average(2)                                     +12.6            -1.6         +6.9        +10.6
MSCI ACWI (All-Country World) Index ex-USA(1,3)                           +16.1            -0.1         +6.0           --

*Since April 16, 1984

(1) Indexes are unmanaged.
(2) Source: Lipper. Figures do not reflect the effect of sales charges.
(3) The MSCI All Country World Index ex-USA measures 48 developed- and developing-country indexes. The index did not exist prior to 12/31/87.
[End Sidebar]

Investor optimism was reflected in the returns of major markets around the world.* Expressed in local currencies, most of the 21 developed-country markets in the MSCI EAFE Index posted double-digit gains. Japan, Portugal and Switzerland each returned less than 10%. The only index with a negative return was that of Finland, home of mobile phone maker Nokia.

*Country returns are based on MSCI indexes and assume reinvestment of dividends.

Measured in local currencies, most of the larger developing-country markets also finished the year in positive territory. The notable exception was Russia, where recent moves by the government called into question the Kremlin's commitment to privatization. Foreign investors were chilled and their retreat from the Russian market led to a nearly 14% decline over the period -- in spite of the rise in oil prices, which should have buoyed this resource-rich market.

For U.S.-based investors, European returns were amplified by the strength of the euro and pound versus the dollar. Over the fiscal year, the euro appreciated 5.4% against the dollar, while the strength of the British pound grew by 2.6%. Measured in U.S. dollars, the U.K. and German markets each gained roughly 19%, the Netherlands gained nearly 21%, and France rose nearly 22%. In Asia, where our greatest exposure is to the yen, the effect was the reverse. The yen declined 2.8% against the dollar during the year, reducing the Japanese market's meager gain of 1.1% in local currency to a nearly 2% loss in dollar terms.

Toward the end of our fiscal year, investors grew more cautious as signs emerged that the global economy might be slowing. Inflation picked up a bit, indicating that higher energy prices were being passed on to consumers. Growth forecasts for Europe were revised downward as domestic demand weakened and the U.S. economy appeared to slow. Fears of a slowdown also affected Asian markets, where investors anticipated a weakening of demand for the products of this export-dependent region. Japanese stocks were also hurt by concerns over the extent to which Japanese businesses could be affected by the flare-up of anti-Japan sentiment in South Korea and China.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
(percent invested by country)
EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.*

                                               EuroPacific                    EAFE
                                                Growth Fund                  Index+

                                       (3/31/2005)        (3/31/2004)       (3/31/2005)
Europe
United Kingdom                            11.7%             13.4%             25.2%
France                                     6.6               4.7               9.6
Netherlands                                6.2               7.9               4.9
Germany                                    6.2               3.9               6.9
Switzerland                                4.2               4.0               6.8
Spain                                      3.5               2.2               4.0
Norway                                     2.3               2.1                .7
Denmark                                    1.4               1.6                .8
Italy                                      1.3                .9               4.2
Sweden                                      .8                .8               2.5
Austria                                     .7                .6                .4
Belgium                                     .7                .7               1.5
Hungary                                     .7                .3                --
Finland                                     .4                .5               1.4
Portugal                                    .3                .4                .3
Greece                                      .2                .4                .6
Ireland                                     .1               1.6                .8
Other Europe                                .3                .3                --
                                          47.6              46.3              70.6
Pacific Basin
Japan                                     16.4              21.5              21.5
South Korea                                5.5               5.5                --
Canada                                     3.3               4.1                --
Taiwan                                     3.1               2.7                --
Mexico                                     2.5               2.7                --
Australia                                  2.3               3.8               5.2
Hong Kong                                  1.3                .6               1.6
China                                       .7                .5                --
Singapore                                   .4                .2                .9
New Zealand                                 --                .2                .2
Other Pacific Basin                        1.6                .6                --
                                          37.1              42.4              29.4
Other
Brazil                                     4.4               2.4                --
India                                      2.0                .4                --
Other countries                             .8               1.1                --
                                           7.2               3.9                --

Cash & equivalents                         8.1               7.4                --

Total                                    100.0%            100.0%            100.0%

*A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
+Weighted by market capitalization
[End Sidebar]

THE FUND'S PORTFOLIO

Record high oil prices, without an accompanying drop in demand, boosted energy stocks. Among the fund's 10 largest holdings, Royal Dutch/Shell returned 29.8%. Some of our smaller holdings in the energy sector did even better. Canadian Natural Resources was our third-best holding, returning 104.2%. Another Canadian oil company, Nexen, returned 40.6%, while Brazil's Petrobras returned 31.9%. All of our other holdings in the energy category also posted gains for the year.

Demand for raw materials has remained strong for the past few years, driven in part by the construction boom in China. As with oil, strong demand has caused prices to rise, benefiting a number of companies in the fund's portfolio. Potash Corp. of Saskatchewan was our best holding for the year, returning 110.4%. Also among the fund's 20 best holdings were Brazil's Cia. Vale do Rio Doce (+72.2%), South Korea's SK Corp. (+62.7%) and POSCO (+40.1%), and Billiton (+47%) of the United Kingdom.

Health care stocks were mixed. Pharmaceutical companies in particular have languished under a cloud of bad publicity created by product recalls and the ongoing debate over prescription drug prices in the United States. The fund's 10 largest holdings included three pharmaceutical companies, each of which gained in price for the year. Not all of our holdings fared as well, however. AstraZeneca, also among our larger holdings, declined more than 15% due to unfavorable Food and Drug Administration rulings on two new drugs. We believe the weakness in the pharmaceutical sector has created select value opportunities for long-term investors. Our analysts are currently working to bring the best of those to the fund's portfolio.

Financial-company stocks remained our largest industry sector, and most holdings held over the full year made positive contributions to the fund's return. ING, our seventh-largest holding, returned 36.8%. Just two of the fund's financial holdings, Malayan Banking and Sumitomo Mitsui Financial Group, declined in price. We have added a number of financial companies to the fund's portfolio, including Spain's Banco Santander and Japan's UFJ Holdings and Mitsui Trust Holdings.

For much of the year, consumer products companies benefited from strong consumer spending in the developed world and increasing demand in the developing world. Among our larger holdings, Switzerland's Nestle returned 7.3% and Ahold, the Dutch supermarket company and one of our 10 largest holdings, returned 2.2%. While some of our smaller holdings also fared well -- Norway's Orkla rose 27.5%, France's Danone gained 21.3%, and Australia's Foster's Group rose 18.4% -- Unilever and Coca-Cola HBC each declined less than 2%.

LOOKING AHEAD

The historic rise in energy prices, following the recent period of rapid economic growth, has led to concerns about the future pace of growth in the global economy. That said, the valuations of most shares around the world are at attractive levels. Indeed, in many cases valuations are at or below levels prevailing prior to the so-called "Internet bubble" period of the late 1990s. On top of this, many non-U.S. companies have become more shareholder-focused, with an increasing percentage of profits being paid out to shareholders. The 2004 earnings-reporting season saw numerous surprises in dividend payouts, particularly in Europe and in Asian markets other than Japan. For these reasons, we remain optimistic regarding prospects for the forthcoming period.

On the strength of investment gains and new shareholders, fund assets grew by 29% over the year, to more than $54 billion. We are pleased to welcome our newer shareholders to the fund. You join more than 1.5 million other shareholders in having selected EuroPacific Growth Fund to add international diversification to your overall investment portfolio. Our six portfolio counselors and more than 30 investment research analysts are committed to bringing you the best value situations and long-term growth opportunities in companies based outside the United States.

In the article that begins on page 5, we invite you to meet three of your fellow shareholders and learn of their personal connections to non-U.S. companies and the global economy.

Cordially,

/s/ Gina H. Despres                 /s/ Mark Denning

Gina H. Despres                     Mark Denning
Chairman of the Board               President

April 29, 2005

For current information about the fund, visit americanfunds.com.

THE VALUE OF A LONG-TERM PERSPECTIVE

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus the net amount invested was $9,425.(2)

HOW A $10,000 INVESTMENT HAS GROWN

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management--bolstered by experience and careful research--can add even more value: As the chart below shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

[begin mountain chart]

              EUROPACIFIC              MSCI EAFE (r)
Year          GROWTH FUND (3)          Index,            Consumer             original
Ended         with Dividends           with dividends    Price Index (4) (5)  investment
March 31      Reinvested               reinvested(4)     (Inflation)

1985*          9,941                   10,348            10,320               10,000
1986          15,357                   19,228            10,553               10,000
1987          19,813                   31,010            10,873               10,000
1988          21,422                   36,219            11,300               10,000
1989          24,569                   40,521            11,862               10,000
1990          28,742                   35,924            12,483               10,000
1991          31,359                   36,954            13,094               10,000
1992          35,033                   34,104            13,511               10,000
1993          37,728                   38,199            13,928               10,000
1994          47,638                   46,923            14,277               10,000
1995          47,974                   49,912            14,685               10,000
1996          57,494                   56,237            15,102               10,000
1997          66,627                   57,223            15,519               10,000
1998          80,601                   68,053            15,732               10,000
1999          87,198                   72,385            16,004               10,000
2000         134,560                   90,772            16,605               10,000
2001          98,853                   67,471            17,090               10,000
2002          94,302                   61,921            17,342               10,000
2003          72,463                   47,710            17,866               10,000
2004         113,848                   75,453            18,177               10,000
2005         127,604                   87,143            18,749               10,000

[end mountain chart]

Year ended
March 31              1985*         1986         1987         1988          1989         1990         1991         1992
TOTAL VALUE
Dividends
reinvested              $69           35          118          491           316          527          656          611
Value at
year end             $9,941       15,357       19,813       21,422        24,569       28,742       31,359       35,033
Total return          -0.6%         54.5         29.0          8.1          14.7         17.0          9.1         11.7

Year ended
March 31               1993         1994         1995         1996          1997         1998         1999         2000
TOTAL VALUE
Dividends
reinvested              538          515          715        1,131         1,062        1,155          991          841
Value at
year end             37,728       47,638       47,974       57,494        66,627       80,601       87,198      134,560
Total return            7.7         26.3          0.7         19.8          15.9         21.0          8.2         54.3

Year ended
March 31               2001         2002         2003         2004          2005
TOTAL VALUE
Dividends
reinvested              637        2,209          836        1,083         1,796
Value at
year end             96,853       94,302       72,463     113,848        127,604
Total return          -28.0         -2.6        -23.2         57.1          12.1

Average annual
total return for
fund's lifetime:
12.9%(3)

* For the period April 16, 1984 (commencement of operations) through
  March 31, 1985.
(1) As outlined in the prospectus, the sales charge is reduced for accounts
    (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The maximum initial sales charge was 8.5% prior to July 1, 1988.
(3) Includes reinvested dividends of $16,331 and reinvested capital gain distributions of $34,897.
(4) The indexes are unmanaged and do not reflect sales charges, commissions or expenses.
(5) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

AVERAGE ANNUAL TOTAL RETURNS

(based on a $1,000 investment for periods ended March 31, 2005, with all distributions reinvested and payment of the 5.75% maximum sales charge at the beginning of the stated periods)

Class A shares+

1 year                                         +5.63%
5 years                                        -2.22%
10 years                                       +9.63%

+Results for other share classes can be found on page 34.

The fund's investment adviser is waiving a portion of its management fees. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 26 for details.

[photo of Shawn and Rita Robinette]
[photo of fruit in a basket]
[photo of Maurizio and Bonnie Papini]
[photo of trees in the forest - snow on the ground]
[photo of Jay and Adrianne Johnson]

AMERICANS IN THE GLOBAL WORKFORCE

EuroPacific Growth Fund invests in companies based outside the United States. In our annual reports to you, we often refer to these companies as "non-U.S." But non-U.S. doesn't mean "not in the U.S." In today's global economy, many non-U.S. companies are active in the United States, and are employing an increasing number of Americans.

o More than 3,250 foreign firms from 85 countries are operating in the United States.(1)

o Non-U.S. companies employed nearly 5.5 million Americans in the United States in 2002, up from 3.9 million a decade earlier.(2)

o Non-U.S. companies also employ a good percentage of the more than 4 million Americans who live overseas.(3)

Among these millions of Americans are some of your fellow EuroPacific Growth Fund shareholders. On the next few pages, we invite you to meet three of these shareholders and their families.

(1)Source: Directory of Foreign Firms Operating in the United States, September 2004
(2)Source: U.S. Bureau of Economic Analysis, as of 2002, the most recent year for which figures are available.
(3)Source: U.S. Department of State, 2003 estimate. Figures exclude U.S military and State Department employees.


[photos of Jay and Adrianne Johnson]

THE JOHNSONS: Jay, Adrianne and Ellissa -- Rochester Hills, Michigan

One of the newest residents of Rochester Hills, Michigan, is little Ellissa Dora Johnson, who was born on February 28, soon after these pictures were taken. Her parents, Jay and Adrianne, are also new residents of Rochester Hills. They moved back to the United States in August 2004, after living in Japan for several years.

LIVING AND WORKING OVERSEAS

Born in Indiana, Jay graduated from Purdue University in 1987 with an offer to join Japanese carmaker Honda Motors as an engineer. His father encouraged him to take the job. "He understood that the global economy was changing and thought this would be a good opportunity for me," says Jay. During his time at Honda, Jay was based in both the United States and Japan. In 1994, he returned to Purdue for his master's degree, and then accepted a job with U.S. carmaker Chrysler. A few years later, Chrysler's merger with German automaker Daimler gave Jay an opportunity to return to Japan, since one of the new company's investments was in Mitsubishi Motors. In 2001, Jay returned to Japan to oversee Mitsubishi's logistics and supply department.

Georgia-born Adrianne moved to Japan in 1994 after graduating from Occidental College in Los Angeles. In Japan, she worked as an English teacher with the Japan Exchange and Teaching Program before joining the Japanese trading firm Nissho Iwai Corporation, where she was part of the precious metals trading department.

In 2002, while they were both living in Tokyo, Jay and Adrianne met through their church. They were married in September 2003 in Albuquerque, New Mexico, where Adrianne's family now lives.

"Living and working in Japan was an invaluable experience," says Adrianne, who had left Nissho Iwai and was working with MCI WorldCom Japan when she met Jay. "It also gave us the opportunity to travel throughout north and southeast Asia."

THE VALUE OF DIVERSIFICATION

Their respective careers have given both Jay and Adrianne a unique understanding of today's increasingly interconnected global economy. During her time at Nissho Iwai, Adrianne brokered purchases and sales of precious metals produced in many countries around the world. In his current position as Director of International Procurement at DaimlerChrysler, Jay negotiates contracts with suppliers of finished products that are components of Chrysler's cars. "We work with suppliers in a number of different countries," explains Jay, whose job frequently takes him to Mexico, Europe and Asia where some of DaimlerChrysler's suppliers are located. "While the global economy provides opportunities for cost savings and diversifying among suppliers, it also creates challenges. The corporate culture varies from country to country, as do labor laws and the cost and availability of materials. The experience I've gained living and working overseas is an asset in my current role at DaimlerChrysler."

When Jay and Adrianne set about creating a long-term financial strategy to meet their goals, their work experience helped them understand the benefits and opportunities of diversifying their portfolio with investments in companies based outside the United States.

"Diversifying outside the United States has enabled us to participate in the growth of some of the world's best-known companies," acknowledges Jay. Their financial adviser recommended EuroPacific Growth Fund because of the experience of the fund's investment manager, Capital Research and Management Company. Capital Research has been researching and investing in companies outside the United States for more than 50 years.

Jay and Adrianne also value the advice they get from their adviser. "At first," recalls Jay, "I resisted using an adviser for mutual fund decisions. I didn't want to pay a sales charge, and I thought I could do just as well on my own." But after a few investments, Jay realized the time and vigilance that do-it-yourself investing requires. Compensating an adviser for advice made sense. "Over the long term, the sales charge has had a diminishing effect on our returns, and it's given us the ability to talk things over with an adviser."

As their family grows, Jay and Adrianne will continue to rely on their adviser. "We'll be saving for Ellissa's education and our own retirement," says Adrianne. "As our needs and goals change, our adviser will help ensure that our investment strategy keeps pace."

[photo of Jay and Adrianne Johnson in their kitchen]
[photo of Jay and Adrianne Johnson in their living room]


[photo of Shawn and Morgan Robinette]
[photo of Rita and Emma Robinette in their kitchen]

THE ROBINETTES: Shawn, Rita, Morgan and Emma -- Copley, Ohio

Rita Robinette works for global chemical company Struktol. The privately held company produces additives that make rubber and plastic more processable, leading to more efficient manufacturing operations and stronger, more durable products (as varied as tennis shoes and supercomputers).

When Rita joined Struktol's Stow, Ohio, office as an accounting clerk, she didn't give much thought to where the company was based. "It was a few months after I started that I realized the company was German-owned," she says. There was nothing specifically "different" about the day-to-day operations that tipped her off. "We handled invoices in different currencies but I didn't figure it out until they gave everyone a bottle of German wine for Thanksgiving."

FAMILY AND CAREER

During her 23 years at Struktol, Rita has worked toward her college degree and is now the company's Computer System Administrator. While in college, she met husband Shawn. Married 11 years this May, they have two children: Morgan, 7, and Emma, 3.

Shawn is an independent contractor and active in Morgan's Cub Scout troop. Together, father and son have crafted cars that have taken second place in the annual Pinewood Derby in each of the past two years.

The key to building a winning pinewood derby car is to reduce anything that may slow the car down. Morgan's cars are fast and sleek, weighted in the front and aerodynamically shaped to ensure maximum speed down the ramp. It's the perfect design for a derby car, but perhaps not so good for an investment strategy.

"A pinewood derby race is over in a matter of seconds," says Shawn. "When it comes to our financial strategy, though, we definitely have a long-term perspective." Shawn and Rita have worked with the same investment adviser since before they were married. "We sat down with him and worked out an investment strategy that was diversified from the start," says Rita. "We understood the need to diversify and spread our risk. Our adviser recommended EuroPacific Growth Fund as a good way to invest in companies outside the United States."

As it turns out, Rita and Shawn's financial adviser is also the adviser to Struktol's 401(k) plan, which offers EuroPacific Growth Fund as one of its investment options. "I recommended EuroPacific to Rita and Shawn for the same reasons that I later recommended it for Struktol's retirement plan," says Darrell Wright, the couple's financial adviser. "Investors need to diversify, but there are added risks in investing overseas. I'm comfortable recommending EuroPacific because of the research capabilities and experience of the fund's investment manager." EuroPacific Growth Fund benefits from the research efforts of more than 140 investment professionals based around the world.

THE VALUE OF ADVICE

Both Rita and Shawn value the advice they get from Darrell, as well as his accessibility. Shawn recounts that he sometimes gets cold calls from brokers who want to sell him on a hot investment or sure-fire opportunity. "I always ask them when they're going to be in town so we can talk about it," chuckles Shawn. "They tell me, `Oh, well I won't be coming to Akron.' And I tell them that I can't give them my business if that's the case."

Having a trusted adviser is an essential part of Rita and Shawn's overall financial strategy. "We sit down with our adviser at least once a year and talk about our accounts," says Rita. They review their current asset allocations and their financial goals, and assess how well their portfolio is helping to meet those goals.

"I think we're at a point now where we have good diversification," says Shawn. "We have a good growth-oriented portfolio that takes into account that we have some years to go before retirement."

But as their lives have changed, their adviser has been able to help them adjust their financial plan to accommodate new goals. "Shawn and I started investing mainly for our retirement," says Rita, "but now we've also opened an account for Morgan's college costs and we'll be opening an account for Emma as well."

[photo of Shawn, Rita, Morgan and Emma Robinette]
[photo of Shawn, Rita, Morgan and Emma Robinette playing in the snow]


[photo of Maurizio and Bonnie Papini]
[photo of Bonnie Papini holding a plant]

THE PAPINIS: Maurizio and Bonnie -- Cividale, Italy

Unexpected things can happen in life, bringing challenges or opportunities. As Bonnie Papini has learned, having a financial plan can help you make the most of them. That's how this Ohio native has come to live in a little town in northern Italy.

THE RIGHT CHEMISTRY

After graduating from Wright State University in 1975 with a degree in chemistry, Bonnie joined Republic Steel Corporation in Canton, Ohio. Her duties included supervising the lab that conducted analyses of molten steel. By 1985, Bonnie had been promoted to Chief Chemist. "I was the first woman at the Canton plant to supervise the lab," remembers Bonnie, "but coincidentally, Canton was home to another steel mill that also had a female chief chemist."

Bonnie's career happened to coincide with a period of consolidation in the U.S. steel industry that saw many smaller steel companies bought by larger rivals. In Bonnie's case, Republic was bought by LTV Corporation, but the merger failed to offset falling steel prices and other losses. LTV filed for bankruptcy in 1986 and terminated its defined benefit pension plan in the process.

Each merger or sale meant that the employees of the affected steel companies had to make decisions about whether to cash out their retirement plan assets or roll them into an IRA. "The car dealerships in town were thrilled every time they heard about a new merger," Bonnie says. "A lot of people took the cash, and the dealerships sold a lot of new cars for a few weeks." Faced with similar decisions to make, but keeping her long-term goals in mind, Bonnie decided she should keep her assets invested. Her tax preparer recommended a local financial adviser who helped her roll her retirement assets into an IRA.

Bonnie's professional goals, meanwhile, had expanded. Now working for Republic Engineered Steels, a company created during the restructuring of LTV, Bonnie was charged with designing the laboratory for a new facility in Canton. The fully automated lab that she designed used equipment manufactured in Italy, Germany, Switzerland and Japan. In 1994, Republic sent Bonnie to Italy to check up on things and test the automation. While there, she met an Italian automation engineer by the name of Maurizio Papini.

THE VALUE OF PLANNING

Bonnie and Maurizio were married in June 1996. Maurizio's parents came to Ohio for the wedding. "They understood little English, and my Italian was poor," Bonnie says, "but I understood Maurizio's father when he said that life with his son would be an adventure."

For the next few years, Bonnie continued her work at Republic while Maurizio worked for Oracle Corporation in Cleveland. During that time, Republic went through yet another change of ownership, and Bonnie had yet another opportunity to roll over her retirement assets. "When I'd first met with my adviser," Bonnie recalls, "we'd created a diversified portfolio of American Funds that eventually included EuroPacific Growth Fund." During Bonnie's years in the steel industry, she had witnessed the changes taking place in the global economy. "Investing overseas made sense as a way to spread my risk and take advantage of opportunities outside the United States." As her adviser may have told her, half of the world's investment opportunities are located outside the United States.

[photo of Bonnie Papini standing near a bridge in Italy]

Just as her father-in-law had predicted, Bonnie's life with Maurizio has been an adventure. In 1999, Maurizio became one of the owners of a non-U.S. company when he decided to return to Italy and start an Internet company in Milan. Bonnie took a look at her American Funds accounts and decided that the comfortable balances meant she could leave her job of 25 years and experience a different culture. In June 2000 she moved with the couple's dog and three cats to northern Italy.

Maurizio and his partners sold their company after three years. These days, he has a new enterprise providing automation services. Bonnie has concentrated on improving her language skills and enjoying a different culture and lifestyle.

"During the week, I take long rambling walks in the countryside with our dog, Lara. I've learned to gather spring herbs in the fields that are wonderful when I'm making risotto or a frittata."

Bonnie and Maurizio also enjoy weekend hikes in the Alps and nearby Slovenia. In August, they like to attend the summer music festival in Salzburg, Austria. Maurizio's father, retired from the Italian army, has also taught Bonnie to play bridge. She now plays in bridge tournaments twice a week at the local officer's club.

Bonnie hasn't retired, exactly, she's just moved on to the next adventure. "Going around any corner can bring a new sight: beautiful scenery, graceful architecture or swathes of poppies and cornflowers. When I first started working, if I thought about retirement at all, I guess I figured I'd end up in Florida. But this is a nice place to spend a few years. Or many."

[photo of Maurizio and Bonnie Papini walking down a street]


[Begin Sidebar]
TAPPING GLOBAL POTENTIAL

              1980                  1981                  1982                  1983                 1984
             U.S.              Outside U.S.              U.S.              Outside U.S.        Outside U.S.
              +30%                   -4%                  +22%                  +22%                  +6%
              +24%                   -1%                   -1%                  +25%                  +8%

              1985                  1986                  1987                  1988                 1989
         Outside U.S.          Outside U.S.          Outside U.S.          Outside U.S.            U.S.
              +33%                  +18%                   +4%                  +16%                 +31%
              +57%                  +70%                  +25%                 +29%                  +11%

              1990                  1991                  1992                  1993                 1994
             U.S.                  U.S.                  U.S.              Outside U.S.        Outside U.S.
               -2%                  +31%                   +7%                  +10%                  +2%
              -23%                  +12%                  -12%                  +33%                  +8%

              1995                  1996                  1997                  1998                 1999
             U.S.                  U.S.                  U.S.                  U.S.            Outside U.S.
              +38%                  +24%                  +34%                  +31%                 +22%
              +12%                   +6%                   +2%                  +20%                 +27%

              2000                  2001                  2002                  2003                 2004
             U.S.                  U.S.              Outside U.S.          Outside U.S.        Outside U.S.
              -13%                  -12%                  -23%                  +29%                 +11%
              -14%                  -21%                  -16%                  +39%                 +21%

The table above compares total returns for the unmanaged MSCI EAFE(R) (Europe, Australasia, Far East) and U.S. indexes over the past 25 calendar years. Figures in red represent U.S. stocks; those in black show stocks in major markets outside North America.

U.S. stock market                 All major stock markets outside North America
[End Sidebar]

A WORLD OF OPPORTUNITY

With about half of the world's investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 13 of the past 25 calendar years.

TEMPERED VOLATILITY

Diversifying among many markets can also help investors mitigate fluctuations in the value of their investments: Over the past 25 calendar years, the least volatile equity portfolio would have been composed of approximately 65% U.S. stocks and 35% non-U.S. stocks -- and nearly as rewarding as one invested entirely in U.S. stocks. (Volatility is measured by standard deviation, or how returns have varied from the mean over time.)

ACTIVE MANAGEMENT

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research expertise of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.


SUMMARY INVESTMENT PORTFOLIO, March 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
INDUSTRY SECTOR DIVERSIFICATION

Financials                                                            20.95
Telecommunication services                                            14.54
Consumer discretionary                                                12.39
Information technology                                                 8.26
Energy                                                                 7.90
Other industries                                                      27.78
Convertible securities & warrants                                      0.09
Cash & equivalents                                                     8.09
[end pie chart]

                                                                                          Shares           Market        Percent
                                                                                                            value         of net
Common stocks  - 91.82%                                                                                     (000)         assets

Financials  - 20.95%
ING Groep NV                                                                          22,131,854         $668,414          1.23%
ABN AMRO Holding NV                                                                   23,536,661          582,214           1.08
UFJ Holdings, Inc.  (1)                                                                  110,185          579,813           1.07
Kookmin Bank                                                                          12,243,920          547,056           1.01
Bayerische Hypo- und Vereinsbank AG  (1)                                              17,906,700          437,985            .81
Banco Santander Central Hispano, SA                                                   34,420,300          418,940            .77
Royal Bank of Scotland Group PLC                                                      13,153,800          418,167            .77
UBS AG                                                                                 4,093,970          345,670            .64
DnB NOR ASA                                                                           32,600,000          332,984            .62
Mitsui Trust Holdings, Inc.                                                           32,350,000          321,749            .59
Other securities                                                                                        6,694,834          12.36
                                                                                                       11,347,826          20.95

Telecommunication services  - 14.54%
Vodafone Group PLC                                                                   458,135,890        1,215,141           2.24
Telefonica, SA                                                                        46,524,996          810,509           1.50
France Telecom, SA                                                                    25,503,000          763,617           1.41
Royal KPN NV                                                                          61,941,300          553,989           1.02
Telenor ASA                                                                           41,659,400          374,588            .69
Telekom Austria AG                                                                    18,908,426          370,088            .68
America Movil SA de CV, Series L (ADR)                                                 6,337,600          327,020
America Movil SA de CV, Series L                                                       7,180,000           18,510            .64
Bharti Tele-Ventures Ltd.  (1)                                                        68,540,000          325,887            .60
Other securities                                                                                        3,118,553           5.76
                                                                                                        7,877,902          14.54

Consumer discretionary  - 12.39%
Honda Motor Co., Ltd.                                                                  8,335,100          417,610            .77
Continental AG                                                                         5,367,500          416,258            .77
News Corp. Inc., Class A                                                              23,502,662          397,665            .73
Toyota Motor Corp.                                                                    10,292,600          383,164            .71
Industria de Diseno Textil, SA                                                        11,759,468          351,647            .65
Hyundai Motor Co.                                                                      6,355,490          344,386            .64
Kingfisher PLC                                                                        58,972,191          321,459            .59
Other securities                                                                                        4,076,785           7.53
                                                                                                        6,708,974          12.39

Information technology  - 8.26%
Taiwan Semiconductor Manufacturing Co., Ltd.                                         439,473,895          719,350           1.33
Hon Hai Precision Industry Co., Ltd.                                                 117,300,609          521,949            .96
Samsung Electronics Co., Ltd.                                                            962,775          476,171            .88
Rohm Co., Ltd.                                                                         3,521,000          340,011            .63
Murata Manufacturing Co., Ltd.                                                         5,801,600          311,245            .57
Other securities                                                                                        2,105,705           3.89
                                                                                                        4,474,431           8.26

Energy  - 7.90%
"Shell" Transport and Trading Co., PLC                                                51,320,000          460,189
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                     2,175,000          118,233
Royal Dutch Petroleum Co.                                                              3,300,000          197,276
Royal Dutch Petroleum Co. (New York registered)                                        1,000,000           60,040           1.54
Canadian Natural Resources, Ltd.                                                       9,020,000          509,972            .94
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                         11,001,150          486,031            .90
Norsk Hydro ASA                                                                        5,055,000          417,050
Norsk Hydro ASA (ADR)                                                                    250,000           20,873            .81
SK Corp.                                                                               6,212,680          367,252            .68
MOL Magyar Olaj- es Gazipari Rt., Class A                                              4,500,500          362,734            .67
Other securities                                                                                        1,279,737           2.36
                                                                                                        4,279,387           7.90

Health care  - 7.80%
Sanofi-Aventis                                                                        14,837,893        1,251,099           2.31
Roche Holding AG                                                                       6,035,000          646,787           1.19
Novo Nordisk A/S, Class B                                                             10,840,650          604,051           1.11
AstraZeneca PLC  (Sweden)                                                             10,656,617          421,505
AstraZeneca PLC  (United Kingdom)                                                      4,505,000          177,405           1.10
UCB NV                                                                                 5,893,359          285,163            .53
Other securities                                                                                          841,776           1.56
                                                                                                        4,227,786           7.80

Consumer staples  - 6.98%
Koninklijke Ahold NV  (1)                                                             77,643,332          650,142           1.20
Nestle SA                                                                              1,895,000          518,424            .96
Other securities                                                                                        2,611,245           4.82
                                                                                                        3,779,811           6.98

Materials  - 5.43%
Cia. Vale do Rio Doce, preferred nominative, Class A                                  11,325,400          304,442
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                       8,926,700          282,173           1.08
Nitto Denko Corp.                                                                      6,055,900          317,542            .59
Cemex, SA de CV, ordinary participation certificates, units (ADR)                      8,184,545          296,690            .55
Other securities                                                                                        1,737,882           3.21
                                                                                                        2,938,729           5.43

Industrials  - 3.53%
Asahi Glass Co., Ltd.                                                                 38,439,000          405,263            .75
Other securities                                                                                        1,507,954           2.78
                                                                                                        1,913,217           3.53

Utilities  - 2.74%
E.ON AG                                                                                3,948,000          338,721            .63
National Grid Transco PLC                                                             35,941,000          332,632            .61
Other securities                                                                                          811,779           1.50
                                                                                                        1,483,132           2.74

Miscellaneous  -  1.30%
Other common stocks in initial period of acquisition                                                      704,410           1.30


Total common stocks (cost: $38,589,661,000)                                                            49,735,605          91.82



                                                                                          Shares           Market        Percent
                                                                                                            value         of net
Warrants  - 0.01%                                                                                           (000)         assets

Financials  - 0.01%
ING Groep NV, warrants, expire 2008  (1)                                               1,730,000           $7,265           .01%


Total warrants (cost: $46,430,000)                                                                          7,265            .01



                                                                                                           Market        Percent
                                                                                                            value         of net
Convertible securities  - 0.08%                                                                             (000)         assets

Financials - 0.08%
Other securities                                                                                           42,002            .08

Total convertible securities (cost: $29,109,000)                                                           42,002            .08



                                                                                       Principal           Market        Percent
                                                                                          amount            value         of net
Short-term securities  - 8.05%                                                             (000)            (000)         assets


Freddie Mac 2.54%-2.82% due 4/12-5/24/2005                                              $375,500         $374,700           .69%
Amsterdam Funding Corp. 2.58%-2.79% due 4/7-4/22/2005 (2)                                145,500          145,317            .27
American Honda Finance Corp. 2.55%-2.72% due 4/6-5/9/2005                                131,325          131,054            .24
Mont Blanc Capital Corp. 2.79% due 4/20/2005 (2)                                          50,000           49,923
ING (U.S.) Funding LLC 2.62% due 4/18/2005                                                40,000           39,951            .17
Shell Finance (U.K.) PLC 2.53%-2.83% due 4/1-5/20/2005                                    60,800           60,599            .11
Alcon Capital Corp 2.54%-2.63% due 4/4-4/18/2005 (2)                                      48,500           48,462            .09
Other securities                                                                                        3,508,726           6.48

Total short-term securities (cost: $4,358,601,000)                                                      4,358,732           8.05


Total investment securities (cost: $43,023,801,000)                                                    54,143,604          99.96

Other assets less liabilities                                                                              20,889            .04

Net assets                                                                                            $54,164,493        100.00%


"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.


INVESTMENTS IN AFFILIATES

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended March 31, 2005, appear below.

                                                                                                 Dividend          Market
Company                          Beginning      Purchases            Sales          Ending         income           value
                                    shares                                          shares          (000)           (000)
Orkla AS (3)                    11,024,000              -        9,652,572       1,371,428        $39,644               -

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $1,218,570,000, which represented 2.25% of the net assets of the fund.
(3) Unaffiliated issuer at 3/31/2005.

ADR = American Depositary Receipts

The description of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2005                             (dollars and shares in thousands,
                                                      except per-share amounts)

Assets:
 Investment securities at market (cost: $43,023,801)                                                               $54,143,604
 Cash denominated in non-U.S. currencies (cost: $8,238)                                                                  8,767
 Cash                                                                                                                    7,913
 Receivables for:
  Sales of investments                                                                     $107,451
  Sales of fund's shares                                                                    127,477
  Open forward currency contracts                                                             1,380
  Dividends and interest                                                                    166,949                    403,257
                                                                                                                    54,563,541
Liabilities:
 Payables for:
  Purchases of investments                                                                  276,167
  Repurchases of fund's shares                                                               78,187
  Investment advisory services                                                               19,482
  Services provided by affiliates                                                            16,002
  Deferred Trustees' compensation                                                             2,144
  Other fees and expenses                                                                     7,066                    399,048
Net assets at March 31, 2005                                                                                       $54,164,493

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                                  $42,429,733
 Distributions in excess of net investment income                                                                      (45,469)
 Undistributed net realized gain                                                                                       663,955
 Net unrealized appreciation                                                                                        11,116,274
Net assets at March 31, 2005                                                                                       $54,164,493

Shares of beneficial interest issued and outstanding - unlimited shares authorized (1,523,294 total shares outstanding)

                                                                                                                Net asset value
                                                                          Net assets  Shares outstanding          per share (1)

Class A                                                                  $37,515,346           1,052,913                 $35.63
Class B                                                                      953,984              27,029                  35.29
Class C                                                                    1,546,218              44,127                  35.04
Class F                                                                    3,900,800             109,814                  35.52
Class 529-A                                                                  197,101               5,554                  35.49
Class 529-B                                                                   39,071               1,113                  35.09
Class 529-C                                                                   87,835               2,504                  35.08
Class 529-E                                                                   11,742                 332                  35.33
Class 529-F                                                                   11,754                 332                  35.45
Class R-1                                                                     28,982                 827                  35.04
Class R-2                                                                    375,157              10,697                  35.07
Class R-3                                                                  2,321,397              65,892                  35.23
Class R-4                                                                  2,668,166              75,691                  35.25
Class R-5                                                                  4,506,940             126,469                  35.64

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $37.80 and $37.66, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended March 31, 2005                       (dollars in thousands)

Investment income:
 Income:
  Dividends (net of non-U.S. withholding tax of $95,570; also includes $39,644
    from affiliate)                                                                            $904,523
  Interest (net of non-U.S. withholding tax of $2)                                               72,502                  $977,025


 Fees and expenses:
  Investment advisory services                                                                  204,588
  Distribution services                                                                         128,124
  Transfer agent services                                                                        30,389
  Administrative services                                                                        18,319
  Reports to shareholders                                                                         1,425
  Registration statement and prospectus                                                           2,327
  Postage, stationery and supplies                                                                2,932
  Trustees' compensation                                                                            590
  Auditing and legal                                                                                249
  Custodian                                                                                      15,522
  State and local taxes                                                                             855
  Other                                                                                             291
  Total expenses before reimbursements/waivers                                                  405,611
   Reimbursement/waiver of expenses                                                               6,938                   398,673
 Net investment income                                                                                                    578,352

Net realized gain and unrealized appreciation
 on investments and non-U.S. currency:
 Net realized gain (loss) on:
  Investments (includes $199,677 net gain from affiliate)                                     2,679,884
  Non-U.S. currency transactions                                                                 (9,054)                2,670,830
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                 2,266,721
  Non-U.S. currency translations                                                                 (1,210)                2,265,511
   Net realized gain and unrealized appreciation
    on investments and non-U.S. currency                                                                                4,936,341
Net increase in net assets resulting from operations                                                                   $5,514,693


See Notes to Financial Statements




STATEMENTS OF CHANGES IN NET ASSETS                     (dollars in thousands)

                                                                                                       Year ended March 31
                                                                                                   2005                      2004
Operations:
 Net investment income                                                                         $578,352                  $331,493
 Net realized gain on investments and non-U.S. currency transactions                          2,670,830                 1,287,310
 Net unrealized appreciation on investments and non-U.S. currency translations                2,265,511                11,918,654
  Net increase in net assets
   resulting from operations                                                                  5,514,693                13,537,457


Dividends paid to shareholders from net investment income and currency gains                   (716,189)                 (369,337)

Capital share transactions                                                                    7,477,962                 6,043,871

Total increase in net assets                                                                 12,276,466                19,211,991

Net assets:
 Beginning of year                                                                           41,888,027                22,676,036
 End of year (including distributions in excess of and undistributed
  net investment income: $(45,469) and $46,878, respectively)                               $54,164,493               $41,888,027


See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes A and 529-A     Up to 5.75%          None (except 1% for        None
                                             certain redemptions
                                             within one year of
                                             purchase without an
                                             initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes B and 529-B     None                 Declines from 5% to zero   Classes B and 529-B convert to
                                             for redemptions within     classes A and 529-A,
                                             six years of purchase      respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class C                 None                 1% for redemptions within  Class C converts to Class F
                                             one year of purchase       after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-C             None                 1% for redemptions within  None
                                             one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-E             None                 None                       None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes F and 529-F     None                 None                       None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,  None                 None                       None
R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

CollegeAmerica is a registered trademark of the Virginia College Savings
Plan.(sm)


SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended March 31, 2005, there were no non-U.S. taxes paid on realized gains. As of March 31, 2005, non-U.S. taxes provided on unrealized gains were $5,338,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; and deferred expenses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of March 31, 2005, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $43,340,244,000.

During the year ended March 31, 2005, the fund reclassified $45,577,000 from undistributed net realized gains to undistributed net investment income; and reclassified $87,000 from undistributed net investment income to additional paid-in-capital to align financial reporting with tax reporting.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                      $274,212
Loss deferrals related to non-U.S. currency that were realized during the period November 1,                  (3,693)
2004 through March 31, 2005
Undistributed long-term capital gains                                                                        667,933
Gross unrealized appreciation on investment securities                                                    11,990,005
Gross unrealized depreciation on investment securities                                                    (1,186,645)
Net unrealized appreciation on investment securities                                                      10,803,360

At the beginning of the period, the fund had capital loss carryforwards of $764,548,000 and $1,191,529,000 expiring in 2010 and 2011, respectively.
Undistributed long-term capital gains above reflect the utilization of these capital loss carryforwards to offset capital gains realized by the fund. During the year ended March 31, 2005, the fund realized, on a tax basis, a net capital gain of $2,624,010,000.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class                                               Year ended March 31, 2005                 Year ended March 31, 2004
Class A                                                                    $522,903                                  $303,448
Class B                                                                       7,662                                     3,046
Class C                                                                      12,061                                     4,508
Class F                                                                      49,621                                    20,822
Class 529-A                                                                   2,348                                       829
Class 529-B                                                                     270                                        94
Class 529-C                                                                     603                                       188
Class 529-E                                                                     119                                        42
Class 529-F                                                                     132                                        47
Class R-1                                                                       240                                        40
Class R-2                                                                     2,902                                       865
Class R-3                                                                    23,867                                     7,174
Class R-4                                                                    31,595                                     5,608
Class R-5                                                                    61,866                                    22,626
Total                                                                     $ 716,189                                 $ 369,337

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.415% on such assets in excess of $44 billion. The Board of Trustees approved an amended agreement effective March 10, 2005, continuing the series of rates to include additional annual rates of 0.410% on daily net assets in excess of $55 billion but not exceeding $71 billion and 0.405% on such assets in excess of $71 billion. During the year ended March 31, 2005, CRMC reduced investment advisory services fees by $6,324,000. As a result, the fee shown on the accompanying financial statements of $204,588,000, which was equivalent to an annualized rate of 0.444%, was reduced to $198,264,000, or 0.430% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described on the following page:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2005, unreimbursed expenses subject to reimbursement totaled $14,849,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended March 31, 2005, CRMC agreed to pay a portion of these fees for classes R-1 and R-2. For the year ended March 31, 2005, the total fees paid by CRMC were $3,000 and $611,000 for classes R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

         Expenses under the agreements described above for the year ended March 31, 2005, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $84,697          $29,742        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          8,197             647          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C         11,902          Included            $1,785              $244            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          7,592          Included            4,555                328            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         211           Included             212                 17                  $141
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         306           Included              46                 16                   31
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         651           Included              98                 28                   65
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         43            Included              13                  1                   9
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F         21            Included              13                  1                   8
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          160           Included              24                 12             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         1,923          Included             384                1,295           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3         8,013          Included            2,404                530            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4         4,408          Included            2,645                71             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included            3,312                31             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $128,124          $30,389           $15,491             $2,574                $254
         --------------------------------------------------------------------------------------------------------------

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation of $590,000, shown on the accompanying financial statements, includes $313,000 in current fees (either paid in cash or deferred) and a net increase of $277,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                                    Sales(1)                 Reinvestments of dividends
                                                                          Amount        Shares                Amount       Shares
Year ended March 31, 2005
Class A                                                              $ 6,368,083      191,318             $ 487,060       14,175
Class B                                                                  193,292        5,893                 7,274          213
Class C                                                                  582,150       17,757                11,548          341
Class F                                                                1,528,316       46,074                43,192        1,261
Class 529-A                                                               80,293        2,409                 2,348           69
Class 529-B                                                               11,969          367                   270            8
Class 529-C                                                               33,743        1,025                   603           18
Class 529-E                                                                4,422          133                   119            3
Class 529-F                                                                5,238          159                   132            4
Class R-1                                                                 22,982          695                   240            7
Class R-2                                                                229,096        6,970                 2,900           86
Class R-3                                                              1,409,987       42,745                23,844          701
Class R-4                                                              1,692,744       51,340                31,296          921
Class R-5                                                              2,246,312       66,636                60,479        1,760
Total net increase
   (decrease)                                                       $ 14,408,627      433,521             $ 671,305       19,567

Year ended March 31, 2004
Class A                                                              $ 6,729,056      244,186             $ 283,572        9,662
Class B                                                                  172,143        6,179                 2,893           99
Class C                                                                  552,730       19,656                 4,341          150
Class F                                                                1,360,449       49,294                18,145          620
Class 529-A                                                               48,829        1,722                   829           28
Class 529-B                                                               10,354          377                    94            3
Class 529-C                                                               24,467          872                   188            7
Class 529-E                                                                2,988          106                    42            2
Class 529-F                                                                4,107          146                    47            1
Class R-1                                                                  7,318          267                    40            1
Class R-2                                                                137,821        4,975                   864           30
Class R-3                                                              1,025,927       36,625                 7,172          246
Class R-4                                                              1,052,529       35,921                 5,603          192
Class R-5                                                              1,376,667       49,049                21,885          747
Total net increase
   (decrease)                                                       $ 12,505,385      449,375             $ 345,715       11,788




Share class                                                                  Repurchases(1)                     Net increase
                                                                          Amount       Shares                Amount       Shares
Year ended March 31, 2005
Class A                                                             $ (5,554,993)    (168,189)          $ 1,300,150       37,304
Class B                                                                  (69,186)      (2,113)              131,380        3,993
Class C                                                                 (115,140)      (3,500)              478,558       14,598
Class F                                                                 (451,133)     (13,620)            1,120,375       33,715
Class 529-A                                                               (5,367)        (161)               77,274        2,317
Class 529-B                                                                 (719)         (22)               11,520          353
Class 529-C                                                               (3,273)         (99)               31,073          944
Class 529-E                                                                 (335)         (10)                4,206          126
Class 529-F                                                                 (862)         (27)                4,508          136
Class R-1                                                                 (3,933)        (122)               19,289          580
Class R-2                                                                (59,582)      (1,829)              172,414        5,227
Class R-3                                                               (347,312)     (10,487)            1,086,519       32,959
Class R-4                                                               (367,006)     (11,172)            1,357,034       41,089
Class R-5                                                               (623,129)     (18,573)            1,683,662       49,823
Total net increase
   (decrease)                                                       $ (7,601,970)    (229,924)          $ 7,477,962      223,164

Year ended March 31, 2004
Class A                                                             $ (5,566,575)    (207,526)          $ 1,446,053       46,322
Class B                                                                  (54,047)      (1,993)              120,989        4,285
Class C                                                                  (97,414)      (3,656)              459,657       16,150
Class F                                                                 (402,521)     (15,284)              976,073       34,630
Class 529-A                                                               (2,686)         (97)               46,972        1,653
Class 529-B                                                                 (250)          (9)               10,198          371
Class 529-C                                                               (1,105)         (40)               23,550          839
Class 529-E                                                                 (162)          (5)                2,868          103
Class 529-F                                                                 (206)          (7)                3,948          140
Class R-1                                                                 (2,056)         (76)                5,302          192
Class R-2                                                                (25,887)        (949)              112,798        4,056
Class R-3                                                               (198,298)      (6,992)              834,801       29,879
Class R-4                                                               (149,668)      (5,215)              908,464       30,898
Class R-5                                                               (306,354)     (10,756)            1,092,198       39,040
Total net increase
   (decrease)                                                       $ (6,807,229)    (252,605)          $ 6,043,871      208,558

(1) Includes exchanges between share classes of the fund.


6.       FORWARD CURRENCY CONTRACTS

As of March 31, 2005, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows (dollars in thousands):


Non-U.S. currency contracts                     Contract amount                   U.S. valuations at March 31, 2005
                                                                                                         Unrealized
                                             Non-U.S.          U.S.            Amount                  appreciation
Sales:
 South African Rand
  expiring 7/8/2005                        ZAR192,969       $31,938           $30,558                        $1,380

7.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $18,915,684,000 and $12,909,442,000, respectively, during the year ended March 31, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended March 31, 2005, the custodian fee of $15,522,000, shown on the accompanying financial statements, includes $78,000 that was offset by this reduction, rather than paid in cash.


Financial highlights (1)

                                                                                   Income (loss) from investment operations(2)
                                                                                                            Net
                                                                  Net asset                       gains (losses)
                                                                     value,           Net         on securities      Total from
                                                                  beginning    investment        (both realized      investment
                                                                  of period        income        and unrealized)     operations
Class A:
 Year ended 3/31/2005                                                $32.26          $.43                 $3.45           $3.88
 Year ended 3/31/2004                                                 20.78           .29                 11.50           11.79
 Year ended 3/31/2003                                                 27.23           .25                 (6.46)          (6.21)
 Year ended 3/31/2002                                                 28.72           .33                 (1.16)           (.83)
 Year ended 3/31/2001                                                 44.61           .69                (12.65)         (11.96)
Class B:
 Year ended 3/31/2005                                                 32.00           .18                  3.41            3.59
 Year ended 3/31/2004                                                 20.65           .08                 11.41           11.49
 Year ended 3/31/2003                                                 27.09           .07                 (6.43)          (6.36)
 Year ended 3/31/2002                                                 28.56           .11                 (1.14)          (1.03)
 Year ended 3/31/2001                                                 44.59           .47                (12.65)         (12.18)
Class C:
 Year ended 3/31/2005                                                 31.81           .14                  3.40            3.54
 Year ended 3/31/2004                                                 20.58           .06                 11.37           11.43
 Year ended 3/31/2003                                                 27.07           .05                 (6.42)          (6.37)
 Year ended 3/31/2002                                                 28.56           .06                 (1.14)          (1.08)
 Period from 3/15/2001 to 3/31/2001                                   28.87           .06                  (.37)           (.31)
Class F:
 Year ended 3/31/2005                                                 32.18           .40                  3.45            3.85
 Year ended 3/31/2004                                                 20.75           .27                 11.48           11.75
 Year ended 3/31/2003                                                 27.23           .24                 (6.46)          (6.22)
 Year ended 3/31/2002                                                 28.72           .26                 (1.11)           (.85)
 Period from 3/15/2001 to 3/31/2001                                   29.02           .07                  (.37)           (.30)
Class 529-A:
 Year ended 3/31/2005                                                 32.15           .39                  3.46            3.85
 Year ended 3/31/2004                                                 20.74           .27                 11.47           11.74
 Year ended 3/31/2003                                                 27.23           .23                 (6.45)          (6.22)
 Period from 2/15/2002 to 3/31/2002                                   26.02           .11                  1.10            1.21
Class 529-B:
 Year ended 3/31/2005                                                 31.86           .10                  3.40            3.50
 Year ended 3/31/2004                                                 20.61           .02                 11.38           11.40
 Year ended 3/31/2003                                                 27.21           .02                 (6.43)          (6.41)
 Period from 2/19/2002 to 3/31/2002                                   25.54           .08                  1.59            1.67
Class 529-C:
 Year ended 3/31/2005                                                 31.86           .10                  3.40            3.50
 Year ended 3/31/2004                                                 20.61           .02                 11.39           11.41
 Year ended 3/31/2003                                                 27.20           .02                 (6.42)          (6.40)
 Period from 2/15/2002 to 3/31/2002                                   26.02           .09                  1.09            1.18
Class 529-E:
 Year ended 3/31/2005                                                 32.04           .28                  3.43            3.71
 Year ended 3/31/2004                                                 20.69           .17                 11.44           11.61
 Year ended 3/31/2003                                                 27.23           .15                 (6.44)          (6.29)
 Period from 3/7/2002 to 3/31/2002                                    27.39           .06                  (.22)           (.16)
Class 529-F:
 Year ended 3/31/2005                                                 32.13           .36                  3.44            3.80
 Year ended 3/31/2004                                                 20.74           .24                 11.48           11.72
 Period from 9/16/2002 to 3/31/2003                                   22.67           .16                 (1.83)          (1.67)




Financial highlights (1)                                           (continued)

                                                                                   Income (loss) from investment operations(2)
                                                                                                            Net
                                                                  Net asset                        gains(losses)
                                                                     value,           Net         on securities      Total from
                                                                  beginning    investment        (both realized      investment
                                                                  of period        income        and unrealized)     operations
Class R-1:
 Year ended 3/31/2005                                                $31.89          $.11                 $3.43           $3.54
 Year ended 3/31/2004                                                 20.67           .04                 11.41           11.45
 Period from 6/17/2002 to 3/31/2003                                   26.26           .06                 (5.41)          (5.35)
Class R-2:
 Year ended 3/31/2005                                                 31.86           .14                  3.41            3.55
 Year ended 3/31/2004                                                 20.64           .05                 11.40           11.45
 Period from 5/31/2002 to 3/31/2003                                   27.34           .10                 (6.55)          (6.45)
Class R-3:
 Year ended 3/31/2005                                                 31.96           .30                  3.42            3.72
 Year ended 3/31/2004                                                 20.68           .15                 11.45           11.60
 Period from 5/21/2002 to 3/31/2003                                   27.64           .17                 (6.86)          (6.69)
Class R-4:
 Year ended 3/31/2005                                                 31.95           .39                  3.44            3.83
 Year ended 3/31/2004                                                 20.63           .27                 11.41           11.68
 Period from 6/7/2002 to 3/31/2003                                    26.69           .22                 (6.00)          (5.78)
Class R-5:
 Year ended 3/31/2005                                                 32.26           .50                  3.47            3.97
 Year ended 3/31/2004                                                 20.78           .35                 11.51           11.86
 Period from 5/15/2002 to 3/31/2003                                   27.55           .26                 (6.74)          (6.48)




Financial highlights (1)

                                                                          Dividends and distributions

                                                                   Dividends
                                                                   (from net Distributions                 Total      Net asset
                                                                  investment (from capital         dividends and     value, end
                                                                     income)        gains)         distributions      of period
Class A:
 Year ended 3/31/2005                                                 $(.51)          $ -                 $(.51)         $35.63
 Year ended 3/31/2004                                                  (.31)            -                  (.31)          32.26
 Year ended 3/31/2003                                                  (.24)            -                  (.24)          20.78
 Year ended 3/31/2002                                                  (.66)            -                  (.66)          27.23
 Year ended 3/31/2001                                                  (.19)        (3.74)                (3.93)          28.72
Class B:
 Year ended 3/31/2005                                                  (.30)            -                  (.30)          35.29
 Year ended 3/31/2004                                                  (.14)            -                  (.14)          32.00
 Year ended 3/31/2003                                                  (.08)            -                  (.08)          20.65
 Year ended 3/31/2002                                                  (.44)            -                  (.44)          27.09
 Year ended 3/31/2001                                                  (.11)        (3.74)                (3.85)          28.56
Class C:
 Year ended 3/31/2005                                                  (.31)            -                  (.31)          35.04
 Year ended 3/31/2004                                                  (.20)            -                  (.20)          31.81
 Year ended 3/31/2003                                                  (.12)            -                  (.12)          20.58
 Year ended 3/31/2002                                                  (.41)            -                  (.41)          27.07
 Period from 3/15/2001 to 3/31/2001                                       -             -                     -           28.56
Class F:
 Year ended 3/31/2005                                                  (.51)            -                  (.51)          35.52
 Year ended 3/31/2004                                                  (.32)            -                  (.32)          32.18
 Year ended 3/31/2003                                                  (.26)            -                  (.26)          20.75
 Year ended 3/31/2002                                                  (.64)            -                  (.64)          27.23
 Period from 3/15/2001 to 3/31/2001                                       -             -                     -           28.72
Class 529-A:
 Year ended 3/31/2005                                                  (.51)            -                  (.51)          35.49
 Year ended 3/31/2004                                                  (.33)            -                  (.33)          32.15
 Year ended 3/31/2003                                                  (.27)            -                  (.27)          20.74
 Period from 2/15/2002 to 3/31/2002                                       -             -                     -           27.23
Class 529-B:
 Year ended 3/31/2005                                                  (.27)            -                  (.27)          35.09
 Year ended 3/31/2004                                                  (.15)            -                  (.15)          31.86
 Year ended 3/31/2003                                                  (.19)            -                  (.19)          20.61
 Period from 2/19/2002 to 3/31/2002                                       -             -                     -           27.21
Class 529-C:
 Year ended 3/31/2005                                                  (.28)            -                  (.28)          35.08
 Year ended 3/31/2004                                                  (.16)            -                  (.16)          31.86
 Year ended 3/31/2003                                                  (.19)            -                  (.19)          20.61
 Period from 2/15/2002 to 3/31/2002                                       -             -                     -           27.20
Class 529-E:
 Year ended 3/31/2005                                                  (.42)            -                  (.42)          35.33
 Year ended 3/31/2004                                                  (.26)            -                  (.26)          32.04
 Year ended 3/31/2003                                                  (.25)            -                  (.25)          20.69
 Period from 3/7/2002 to 3/31/2002                                        -             -                     -           27.23
Class 529-F:
 Year ended 3/31/2005                                                  (.48)            -                  (.48)          35.45
 Year ended 3/31/2004                                                  (.33)            -                  (.33)          32.13
 Period from 9/16/2002 to 3/31/2003                                    (.26)            -                  (.26)          20.74




Financial highlights (1)                                            (continued)

                                                                           Dividends and distributions

                                                                  Dividends
                                                                  (from net  Distributions                 Total      Net asset
                                                                 investment  (from capital         dividends and     value, end
                                                                    income)         gains)         distributions      of period
Class R-1:
 Year ended 3/31/2005                                                 $(.39)          $ -                 $(.39)         $35.04
 Year ended 3/31/2004                                                  (.23)            -                  (.23)          31.89
 Period from 6/17/2002 to 3/31/2003                                    (.24)            -                  (.24)          20.67
Class R-2:
 Year ended 3/31/2005                                                  (.34)            -                  (.34)          35.07
 Year ended 3/31/2004                                                  (.23)            -                  (.23)          31.86
 Period from 5/31/2002 to 3/31/2003                                    (.25)            -                  (.25)          20.64
Class R-3:
 Year ended 3/31/2005                                                  (.45)            -                  (.45)          35.23
 Year ended 3/31/2004                                                  (.32)            -                  (.32)          31.96
 Period from 5/21/2002 to 3/31/2003                                    (.27)            -                  (.27)          20.68
Class R-4:
 Year ended 3/31/2005                                                  (.53)            -                  (.53)          35.25
 Year ended 3/31/2004                                                  (.36)            -                  (.36)          31.95
 Period from 6/7/2002 to 3/31/2003                                     (.28)            -                  (.28)          20.63
Class R-5:
 Year ended 3/31/2005                                                  (.59)            -                  (.59)          35.64
 Year ended 3/31/2004                                                  (.38)            -                  (.38)          32.26
 Period from 5/15/2002 to 3/31/2003                                    (.29)            -                  (.29)          20.78




Financial highlights (1)

                                                                              Ratio of expenses Ratio of expenses
                                                                                 to average net    to average net       Ratio of
                                                                 Net assets,      assets before      assets after     net income
                                                        Total  end of period    reimbursements/   reimbursements/     to average
                                                   return (3)  (in millions)            waivers       waivers (4)     net assets
Class A:
 Year ended 3/31/2005                                  12.08%        $37,515               .83%             .82%           1.31%
 Year ended 3/31/2004                                  57.11          32,759               .87              .87            1.08
 Year ended 3/31/2003                                 (23.16)         20,143               .90              .90            1.06
 Year ended 3/31/2002                                  (2.63)         27,765               .88              .88            1.21
 Year ended 3/31/2001                                 (28.02)         28,963               .84              .84            1.89
Class B:
 Year ended 3/31/2005                                  11.24             954              1.58             1.56             .55
 Year ended 3/31/2004                                  55.95             737              1.62             1.62             .31
 Year ended 3/31/2003                                 (23.79)            387              1.68             1.68             .28
 Year ended 3/31/2002                                  (3.34)            422              1.65             1.65             .41
 Year ended 3/31/2001                                 (28.53)            321              1.61             1.61            1.40
Class C:
 Year ended 3/31/2005                                  11.16           1,546              1.67             1.65             .44
 Year ended 3/31/2004                                  55.76             939              1.70             1.70             .19
 Year ended 3/31/2003                                 (23.80)            275              1.74             1.74             .19
 Year ended 3/31/2002                                  (3.53)            178              1.77             1.77             .22
 Period from 3/15/2001 to 3/31/2001                    (1.07)             10               .08              .08             .18
Class F:
 Year ended 3/31/2005                                  12.01           3,901               .90              .89            1.20
 Year ended 3/31/2004                                  57.02           2,449               .92              .92             .97
 Year ended 3/31/2003                                 (23.21)            861               .94              .94            1.00
 Year ended 3/31/2002                                  (2.71)            580               .95              .95             .98
 Period from 3/15/2001 to 3/31/2001                    (1.03)              7               .05              .05             .22
Class 529-A:
 Year ended 3/31/2005                                  12.04             197               .91              .89            1.18
 Year ended 3/31/2004                                  57.00             104               .91              .91             .98
 Year ended 3/31/2003                                 (23.22)             33               .94              .94             .98
 Period from 2/15/2002 to 3/31/2002                     4.88               4               .13              .13             .42
Class 529-B:
 Year ended 3/31/2005                                  11.01              39              1.80             1.79             .30
 Year ended 3/31/2004                                  55.61              24              1.83             1.83             .06
 Year ended 3/31/2003                                 (23.91)              8              1.86             1.86             .07
 Period from 2/19/2002 to 3/31/2002                     6.77               1               .20              .20             .29
Class 529-C:
 Year ended 3/31/2005                                  11.02              88              1.79             1.78             .31
 Year ended 3/31/2004                                  55.66              50              1.82             1.82             .07
 Year ended 3/31/2003                                 (23.88)             15              1.84             1.84             .08
 Period from 2/15/2002 to 3/31/2002                     4.77               1               .22              .22             .35
Class 529-E:
 Year ended 3/31/2005                                  11.63              12              1.26             1.24             .84
 Year ended 3/31/2004                                  56.45               7              1.28             1.28             .61
 Year ended 3/31/2003                                 (23.48)              2              1.30             1.30             .66
 Period from 3/7/2002 to 3/31/2002                      (.36)              - (5)           .09              .09             .23
Class 529-F:
 Year ended 3/31/2005                                  11.89              12              1.01              .99            1.09
 Year ended 3/31/2004                                  56.79               6              1.02             1.02             .82
 Period from 9/16/2002 to 3/31/2003                    (7.57)              1              1.05 (6)         1.05 (6)        1.31 (6)




Financial highlights (1)                                            (continued)


                                                                              Ratio of expenses   Ratio of expenses
                                                                                 to average net      to average net     Ratio of
                                                                 Net assets,      assets before        assets after   net income
                                                       Total   end of period    reimbursements/     reimbursements/   to average
                                                      return   (in millions)           waivers          waivers (4)   net assets
Class R-1:
 Year ended 3/31/2005                                  11.18%            $29              1.72%            1.68%            .34%
 Year ended 3/31/2004                                  55.72               8              1.82             1.71             .15
 Period from 6/17/2002 to 3/31/2003                   (20.56)              1              2.84 (6)         1.73 (6)         .32 (6)
Class R-2:
 Year ended 3/31/2005                                  11.17             375              1.90             1.64             .42
 Year ended 3/31/2004                                  55.78             174              2.08             1.67             .17
 Period from 5/31/2002 to 3/31/2003                   (23.80)             29              2.33 (6)         1.70 (6)         .53 (6)
Class R-3:
 Year ended 3/31/2005                                  11.68           2,321              1.18             1.16             .89
 Year ended 3/31/2004                                  56.46           1,052              1.29             1.29             .51
 Period from 5/21/2002 to 3/31/2003                   (24.40)             63              1.35 (6)         1.31 (6)         .87 (6)
Class R-4:
 Year ended 3/31/2005                                  12.04           2,668               .90              .88            1.17
 Year ended 3/31/2004                                  57.00           1,106               .92              .92             .92
 Period from 6/7/2002 to 3/31/2003                    (21.87)             76               .96 (6)          .96 (6)        1.27 (6)
Class R-5:
 Year ended 3/31/2005                                  12.38           4,507               .59              .58            1.51
 Year ended 3/31/2004                                  57.49           2,473               .61              .61            1.27
 Period from 5/15/2002 to 3/31/2003                   (23.71)            782               .63 (6)          .63 (6)        1.31 (6)


                                                                      2005     2004       2003       2002         2001

Portfolio turnover rate for all classes of shares                      30%      25%        29%        27%          37%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 3/31/2005, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than $1 million.
(6) Annualized.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the "Fund"), including the summary investment portfolio, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended March 31, 2002 were audited by other auditors whose report, dated April 30, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund, as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Costa Mesa, California
May 11, 2005


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending March 31, 2005.

The amount of foreign tax credit passed through to shareholders for the fiscal year is $94,567,000. Foreign source income earned by the fund for the fiscal year was $1,054,755,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $1,274,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $2,711,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 through March 31, 2005).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account        Ending accoung          Expenses paid        Annualized
                                                 value 10/1/2004       value 3/31/2005       during period(1)     expense ratio

Class A -- actual return                         $      1,000.00             $1,136.35                  $4.31              .81%
Class A -- assumed 5% return                            1,000.00              1,020.89                   4.08              .81
Class B -- actual return                                1,000.00              1,131.93                   8.24             1.55
Class B -- assumed 5% return                            1,000.00              1,017.20                   7.80             1.55
Class C -- actual return                                1,000.00              1,131.51                   8.72             1.64
Class C -- assumed 5% return                            1,000.00              1,016.75                   8.25             1.64
Class F -- actual return                                1,000.00              1,136.04                   4.69              .88
Class F -- assumed 5% return                            1,000.00              1,020.54                   4.43              .88
Class 529-A -- actual return                            1,000.00              1,135.93                   4.69              .88
Class 529-A -- assumed 5% return                        1,000.00              1,020.54                   4.43              .88
Class 529-B -- actual return                            1,000.00              1,130.71                   9.40             1.77
Class 529-B -- assumed 5% return                        1,000.00              1,016.11                   8.90             1.77
Class 529-C -- actual return                            1,000.00              1,130.80                   9.35             1.76
Class 529-C -- assumed 5% return                        1,000.00              1,016.16                   8.85             1.76
Class 529-E -- actual return                            1,000.00              1,133.95                   6.54             1.23
Class 529-E -- assumed 5% return                        1,000.00              1,018.80                   6.19             1.23
Class 529-F -- actual return                            1,000.00              1,135.22                   5.22              .98
Class 529-F -- assumed 5% return                        1,000.00              1,020.04                   4.94              .98
Class R-1 -- actual return                              1,000.00              1,131.66                   8.88             1.67
Class R-1 -- assumed 5% return                          1,000.00              1,016.60                   8.40             1.67
Class R-2 -- actual return                              1,000.00              1,131.60                   8.66             1.63
Class R-2 -- assumed 5% return                          1,000.00              1,016.80                   8.20             1.63
Class R-3 -- actual return                              1,000.00              1,134.48                   5.80             1.09
Class R-3 -- assumed 5% return                          1,000.00              1,019.50                   5.49             1.09
Class R-4 -- actual return                              1,000.00              1,136.04                   4.63              .87
Class R-4 -- assumed 5% return                          1,000.00              1,020.59                   4.38              .87
Class R-5 -- actual return                              1,000.00              1,137.56                   3.04              .57
Class R-5 -- assumed 5% return                          1,000.00              1,022.09                   2.87              .57

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 365 (to reflect the one-half year period).


APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AND SERVICE AGREEMENT

The fund's Board of Trustees has approved the renewal of the fund's Investment Advisory and Service Agreement (the "agreement") with Capital Research and Management Company ("CRMC") for an additional one-year term through December 31, 2005, following the recommendation of the fund's Contracts Committee (the
"Committee"), composed of all of the fund's independent Trustees. The information, material factors and the conclusions that formed the basis for the Committee's recommendation and the Board's subsequent approval are described below.

1.   INFORMATION RECEIVED

     Materials reviewed

During the course of each year, the independent Trustees receive a wide variety of materials relating to the services provided by CRMC, including reports on the fund's investment performance; portfolio composition; portfolio trading practices; distribution, sales, redemptions and shareholder services; and other information relating to the nature, extent and quality of the services provided by CRMC to the fund. In addition, supplementary information requested and reviewed by the Committee included extensive materials regarding the investment performance of the fund and CRMC, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

     Review process

The Committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Trustees. The Committee discussed the renewal of the agreement with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend renewal, the Committee did not identify any particular information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2.   NATURE, EXTENT AND QUALITY OF SERVICES

     CRMC, its personnel, and its resources

The Board and the Committee considered the depth and quality of CRMC's investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under its management. The Board and the Committee considered that CRMC made available to its investment professionals a variety of information technology tools and systems relating to investment management, compliance, trading, performance and portfolio accounting. They considered CRMC's commitment to investing in information technology supporting investment management and compliance. The Board and the Committee also considered CRMC's continuing need to attract and retain qualified personnel and to maintain and enhance its information technology tools and systems.

     Other services

The Board and the Committee considered CRMC's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the Committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, fund accounting, and fund treasury functions. The Board and the Committee further considered CRMC's supervision of the fund's third party service providers, especially the fund's custodians and sub-custodians.

The Board and the Committee concluded that the nature, extent and quality of the services provided by CRMC has benefited and will continue to benefit the fund and its shareholders.

3.   INVESTMENT PERFORMANCE

The Board and the  Committee  considered  whether the fund  operated  within its investment objective and its record of compliance with its investment restrictions. The Board and the Committee reviewed the investment performance of the fund and compared that performance to that of the Lipper International Funds Index and Lipper Growth Funds Index and selected comparable funds included in those indexes. The Board and the Committee noted that the fund's investment results surpassed those of the indexes as well as the median of the selected funds for the year to October 31, 2004, and for the five-year and ten-year periods ending on that date. The Board and the Committee also noted that CRMC provides monthly updates on fund performance and the resources committed to that performance. The Board and the Committee concluded that CRMC's performance record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4.   ADVISORY FEES AND TOTAL EXPENSES

The Board and the Committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the average fees and expenses of the indexes as well as those of the selected group of funds referred to above. The Board and the Committee observed that the fund's advisory fees and total expenses were lower than the median fees and expenses of the indexes and of the selected funds. The Board and the Committee also noted that its advisory fees had been reduced during 2004 as a result of a 5% voluntary fee waiver. The Board and the Committee concluded that the relatively low level of the fees charged by CRMC will benefit the fund and its shareholders.

The Board and the Committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. The Board and the Committee concluded that, although the fees paid by those clients generally were lower than those paid by the American Funds, the differences appropriately reflected CRMC's significantly greater responsibilities and broader scope of services regarding the American Funds, and the more extensive regulatory regime applicable to mutual funds.

5.   ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board and the Committee reviewed information regarding CRMC's costs of providing services to the American Funds, and also reviewed the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Committee also received information during the past year regarding the structure and manner in which CRMC's employees were compensated and the relationship of such compensation to the attraction and retention of quality personnel. The Board and the Committee considered CRMC's need to invest in technology, infrastructure and staff to offer new features and services and to accommodate changing regulatory requirements. The Board and the Committee noted that CRMC's level of profits had not increased over the past three years and that its profit levels would be reduced during the coming year as a result of CRMC's voluntary fee waiver. The Board and the Committee considered that breakpoints in the fund's advisory fee structure provide for fee reductions as fund assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The Board and the Committee concluded that CRMC's cost structure was reasonable and that CRMC was sharing economies of scale with the fund and its shareholders, to their benefit.

6.   ANCILLARY BENEFITS

The Board and the Committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC's relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC's affiliated transfer agent; sales charges and distribution fees received and retained by the fund's principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC's institutional management affiliate. The Board and the Committee reviewed CRMC's portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7.   CONCLUSIONS

Based on their review, the Board and the Committee concluded that the nature, extent and quality of the services being provided to the fund by CRMC continued to be excellent, and that each of the factors referred to above favored renewal of the agreement. Based on their review, the Board and the Committee concluded that the fund's advisory fee is reasonable, both absolutely and in comparison with those of other similar mutual funds; that the fund and its shareholders have received reasonable value in return for those fees; and that renewal of the agreement is in the best interest of the fund and its shareholders.


OTHER SHARE CLASS RESULTS (unaudited)

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods
ended March 31, 2005:                                                            1 year             5 years    Life of class

Class B shares
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                            +6.24%            -2.14%       -1.28%(1)
Not reflecting CDSC                                                              +11.24%            -1.79%       -1.11%(1)

Class C shares
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                 +10.16%               --         +5.86%(2)
Not reflecting CDSC                                                              +11.16%               --         +5.86%(2)

Class F shares(3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                          +12.01%               --         +6.71%(2)

Class 529-A shares
Reflecting 5.75% maximum sales charge                                             +5.60%               --         +9.70%(4)
Not reflecting maximum sales charge                                              +12.04%               --        +11.81%(4)

Class 529-B shares
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                         +6.01%               --        +10.74%(5)
Not reflecting CDSC                                                              +11.01%               --        +11.52%(5)

Class 529-C shares
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                 +10.02%               --        +10.82%(4)
Not reflecting CDSC                                                              +11.02%               --        +10.82%(4)

Class 529-E shares(3)                                                            +11.63%               --         +9.79%(6)

Class 529-F shares(3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                          +11.89%               --        +20.99%(7)

The fund's investment adviser is waiving a portion of its management fees. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 26 of this report for details.

(1) From March 15, 2000, when Class B shares were first sold.
(2) From March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) From February 15, 2002, when Class 529-A and Class 529-C shares were first sold.
(5) From February 19, 2002, when Class 529-B shares were first sold.
(6) From March 7, 2002, when Class 529-E shares were first sold.
(7) From September 16, 2002, when Class 529-F shares were first sold.


BOARD OF TRUSTEES AND OFFICERS

"NON-INTERESTED" TRUSTEES

                                             Year first
                                               elected
                                              a Trustee
Name and age                               of the fund(1)     Principal occupation(s) during past five years

Elisabeth Allison, 58                           1991          Senior Partner, ANZI, Ltd. (mergers and acquisitions, joint ventures and licensing consultants); Chief Business Adviser, Harvard Medical
                                                              School; former Senior Vice President, Development, McGraw Hill
                                                              Companies (printing and publishing)

Vanessa C.L. Chang, 52                          2004          Director, EL & EL Investments (real estate); former President and CEO,
                                                              ResolveItNow.com (insurance-related Internet company)

Robert A. Fox, 68                               1984          Managing General Partner, Fox Investments LP; former Professor,
                                                              University of California; retired President and CEO, Foster Farms
                                                              (poultry producer)

Jae H. Hyun, 56                                 2004          Chairman of the Board, Tong Yang Group (financial services)

Koichi Itoh, 64                                 1994          Executive Chairman of the Board, Itoh Building Co., Ltd.; former
                                                              President, Autosplice KK; former Managing Partner, VENCA Management
                                                              (venture capital)

William H. Kling, 63                            1987          President, American Public Media Group

John G. McDonald, 68                            1984          The Stanford Investors Professor, Graduate School of Business,
                                                              Stanford University

William I. Miller, 49                           1992          Chairman of the Board, Irwin Financial Corporation

Alessandro Ovi, 61                              2002          Special Adviser to the President of the European Commission; former
                                                              CEO, Tecnitel

Kirk P. Pendleton, 65                           1996          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 69                          2004          Director of companies; Chair (non-executive) Baltic-American
                                                              Enterprise Fund; former co-chair, Atlantic Council of the United
                                                              States


"NON-INTERESTED" TRUSTEES
                                              Number of
                                             portfolios
                                               in fund
                                             complex(2)
                                            overseen by
Name and age                                   Trustee        Other directorships(3) held by Trustee

Elisabeth Allison, 58                             3           None

Vanessa C.L. Chang, 52                            3           None

Robert A. Fox, 68                                 7           Crompton Corporation

Jae H. Hyun, 56                                   3           Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Major
                                                              Corp.; Tong Yang Systems Corp.

Koichi Itoh, 64                                   3           None

William H. Kling, 63                              6           Irwin Financial Corporation; St. Paul Travelers Companies

John G. McDonald, 68                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

William I. Miller, 49                             3           Cummins, Inc.; Tennant Company

Alessandro Ovi, 61                                3           SEAT (Telecom Italia); ST Microelectronics

Kirk P. Pendleton, 65                             6           None

Rozanne L. Ridgway, 69                            3           Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.; Sara Lee
                                                              Corporation


"INTERESTED" TRUSTEES(4)

                                             Year first
                                             elected a
                                             Trustee or       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                          the fund(1)       underwriter of the fund

Gina H. Despres, 63                             1999          Senior Vice President, Capital Research and
Chairman of the Board                                         Management Company; Vice President, Capital Strategy Research, Inc.(5)

Mark E. Denning, 47                             1994          Director, Capital Research and Management
President                                                     Company; Director, The Capital Group Companies, Inc.;(5) Senior Vice
                                                              President, Capital Research Company(5)

"INTERESTED" TRUSTEES(4)
                                              Number of
                                             portfolios
                                               in fund
                                             complex(2)
Name, age and                               overseen by
position with fund                             Trustee        Other directorships(3) held by Trustee

Gina H. Despres, 63                               4           None
Chairman of the Board

Mark E. Denning, 47                               1           None
President


OTHER OFFICERS(6)
                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                          the fund(1)       underwriter of the fund

Stephen E. Bepler, 62                           1984          Senior Vice President, Capital Research Company(5)
Executive Vice President

Robert W. Lovelace, 42                          1996          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company; Chairman of the Board, Capital Research
                                                              Company;(5) Director, The Capital Group Companies, Inc.(5)

Michael J. Downer, 50                           2004          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary and Director, American Funds
                                                              Distributors, Inc.;(5) Director, Capital Bank and Trust
                                                              Company(5)

Nicholas J. Grace, 39                           2004          Senior Vice President, Capital Research Company(5)
Vice President

Alwyn Heong, 45                                 1998          Senior Vice President, Capital Research Company(5)
Vice President

Carl M. Kawaja, 40                              2003          Senior Vice President, Capital Research Company;(5)
Vice President                                                Director, Capital International, Inc.(5)

Sung Lee, 38                                    2003          Executive Vice President and Director, Capital
Vice President                                                Research Company(5)


Hiromi Mizugaki, 43                             1998          Vice President, Capital Research Company(5)
Vice President

Vincent P. Corti, 48                            1984          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

R. Marcia Gould, 50                             1993          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Dayna G. Yamabe, 38                             1998          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.
(6) All of the officers listed, except Nicholas J. Grace, Sung Lee and Hiromi Mizugaki, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in EuroPacific Growth Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.74 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.07 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"American Funds Proxy Voting Guidelines" -- which describes how we vote proxies relating to portfolio securities -- is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund's proxy voting record for the 12 months ended June 30, 2004, is also available on the SEC and American Funds websites.

A complete March 31, 2005, portfolio of EuroPacific Growth Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of EuroPacific Growth Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
>  EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-916-0505P

Litho in USA BG/AL/1907

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Robert A. Fox, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Registrant:
        a) Audit Fees:
                    2004        $76,000
                    2005        $81,000
        b) Audit- Related Fees:
                    2004        $6,000
                    2005        $6,000
                    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's investment adviser conducted in accordance with Statement on
                    Auditing   Standards   Number  70  issued  by  the  American
                    Institute of Certified Public Accountants.
        c) Tax Fees:
                    2004        $7,000
                    2005        $9,000
                    The tax fees consist of professional services relating to the preparation of the Registrant's tax returns including returns relating to the registrant's investments in non-U.S. jurisdictions.
        d) All Other Fees:
                    2004        none
                    2005        none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

        a) Not Applicable
        b) Audit- Related Fees:
                    2004        $375,000
                    2005        $327,000
                    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's
                    transfer   agency  and  investment   adviser   conducted  in
                    accordance  with Statement on Auditing  Standards  Number 70
                    issued  by  the  American   Institute  of  Certified  Public
                    Accountants.
        c) Tax Fees:
                    2004        none
                    2005        none
        d) All Other Fees:
                    2004        none
                    2005        none


The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $406,000 for fiscal year 2004 and $1,244,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

EUROPACIFIC GROWTH FUND
Investment portfolio

March 31, 2005

                                                                                                                  Market value
Common stocks -- 91.82%                                                                                Shares            (000)


FINANCIALS -- 20.95%
ING Groep NV                                                                                       22,131,854         $668,414
ABN AMRO Holding NV                                                                                23,536,661          582,214
UFJ Holdings, Inc.(1)                                                                                 110,185          579,813
Kookmin Bank                                                                                       12,243,920          547,056
Bayerische Hypo- und Vereinsbank AG(1)                                                             17,906,700          437,985
Banco Santander Central Hispano, SA                                                                34,420,300          418,940
Royal Bank of Scotland Group PLC                                                                   13,153,800          418,167
HSBC Holdings PLC  (United Kingdom)                                                                13,737,343          217,062
HSBC Holdings PLC  (Hong Kong)                                                                      8,600,470          136,739
UBS AG                                                                                              4,093,970          345,670
DnB NOR ASA                                                                                        32,600,000          332,984
Mitsui Trust Holdings, Inc.                                                                        32,350,000          321,749
Lloyds TSB Group PLC                                                                               31,000,000          279,734
Shinhan Financial Group Co., Ltd.                                                                  10,050,680          269,338
Banco Itau Holding Financeira SA, preferred nominative                                              1,575,000          256,505
Mitsui Sumitomo Insurance Co., Ltd.                                                                27,031,000          247,915
Hypo Real Estate Holding AG(1)                                                                      5,580,000          232,534
Allianz AG                                                                                          1,773,335          225,148
DEPFA BANK PLC                                                                                     12,890,000          203,838
Banco Bradesco SA, preferred nominative                                                             6,762,700          195,716
HBOS PLC                                                                                           12,505,955          194,772
Housing Development Finance Corp. Ltd.                                                             11,607,500          193,991
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR)                                                5,610,000          192,872
Sompo Japan Insurance Inc.                                                                         18,399,000          192,093
Millea Holdings, Inc.                                                                                  13,063          190,131
Hongkong Land Holdings Ltd.                                                                        69,595,300          187,211
Brascan Corp., Class A                                                                              4,683,000          177,002
Westpac Banking Corp.                                                                              11,263,473          165,731
Westfield Group                                                                                    12,526,240          156,805
Westfield Group(1)                                                                                    391,670            4,876
ORIX Corp.                                                                                          1,157,000          147,567
ORIX Corp. (ADR)                                                                                      189,600           12,186
QBE Insurance Group Ltd.                                                                           13,830,760          159,233
PartnerRe Holdings Ltd.                                                                             2,437,850          157,485
Bank of Nova Scotia                                                                                 4,600,000          150,467
Sun Hung Kai Properties Ltd.                                                                       16,250,000          147,411
Mitsubishi Estate Co., Ltd.                                                                        11,830,000          137,527
NIPPONKOA Insurance Co., Ltd.                                                                      19,959,000          136,871
Sumitomo Mitsui Financial Group, Inc.                                                                  19,600          132,764
Mizuho Financial Group, Inc.                                                                           26,340          124,598
Credit Suisse Group(1)                                                                              2,865,000          122,988
Chinatrust Financial Holding Co., Ltd.                                                            107,275,893          121,211
UniCredito Italiano SpA                                                                            20,000,000          117,462
Promise Co., Ltd.                                                                                   1,675,250          114,570
Societe Generale                                                                                    1,102,000          114,487
Swire Pacific Ltd., Class A                                                                        13,920,000          110,211
AIFUL Corp.                                                                                           859,450           68,801
AIFUL Corp.(1,2,3)                                                                                    429,725           34,400
Macquarie Bank Ltd.                                                                                 2,543,715           94,465
ICICI Bank Ltd.                                                                                     6,056,358           54,538
ICICI Bank Ltd. (ADR)                                                                               1,111,300           23,026
Fairfax Financial Holdings Ltd.                                                                       500,000           74,717
Investor AB, Class B(1)                                                                             5,000,000           67,573
DBS Group Holdings Ltd.                                                                             7,250,000           65,446
Powszechna Kasa Oszczednosci Bank Polski SA, Series C(1)                                            6,341,400           55,844
St. George Bank Ltd.                                                                                2,374,778           44,986
Deutsche Bank AG                                                                                      501,466           43,258
T&D Holdings, Inc.                                                                                    820,000           41,696
Malayan Banking Bhd.                                                                               13,150,300           39,105
Cathay Financial Holding Co., Ltd.                                                                 18,050,000           34,307
Fubon Financial Holding Co., Ltd.                                                                  26,300,000           24,952
Security Capital European Realty(1,3,4)                                                                39,607              669
                                                                                                                    11,347,826

TELECOMMUNICATION SERVICES -- 14.54%
Vodafone Group PLC                                                                                458,135,890        1,215,141
Telefonica, SA                                                                                     46,524,996          810,509
France Telecom, SA                                                                                 25,503,000          763,617
Royal KPN NV                                                                                       61,941,300          553,989
Telenor ASA                                                                                        41,659,400          374,588
Telekom Austria AG                                                                                 18,908,426          370,088
America Movil SA de CV, Series L (ADR)                                                              6,337,600          327,020
America Movil SA de CV, Series L                                                                    7,180,000           18,510
Bharti Tele-Ventures Ltd.(1)                                                                       68,540,000          325,887
KDDI Corp.                                                                                             56,684          280,829
KT Corp. (ADR)                                                                                      7,667,880          163,402
KT Corp.                                                                                            2,946,060          114,359
Tele Norte Leste Participacoes SA, preferred nominative(1)                                         15,009,500          231,521
Tele Norte Leste Participacoes SA, preferred nominative (ADR)(1)                                    2,055,500           31,799
Telefonos de Mexico, SA de CV, Class L (ADR)                                                        7,030,000          242,746
Telefonos de Mexico, SA de CV, Class L                                                              7,180,000           12,413
Deutsche Telekom AG(1)                                                                             10,425,500          208,108
Telecom Italia SpA, nonvoting                                                                      64,700,000          202,364
Portugal Telecom, SGPS, SA                                                                         15,795,000          185,080
SK Telecom Co., Ltd. (ADR)                                                                          8,511,150          167,840
China Mobile (Hong Kong) Ltd.                                                                      46,031,500          150,503
Singapore Telecommunications Ltd.                                                                  90,508,500          141,471
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                           271,771,700          128,492
China Unicom Ltd.                                                                                 152,028,000          117,931
BT Group PLC                                                                                       30,000,000          116,383
BCE Inc.                                                                                            4,037,418          101,011
Tele2 AB                                                                                            2,713,528           89,665
Telesp Celular Participacoes SA, preferred nominative (ADR)(1)                                     12,909,332           77,198
Telesp Celular Participacoes SA(1)                                                                837,346,380            2,000
CESKY TELECOM, AS                                                                                   4,000,000           74,916
Bouygues SA                                                                                         1,782,300           70,646
O2 PLC(1)                                                                                          30,432,300           68,509
Swisscom AG                                                                                           160,770           58,935
China Netcom Group Corp. (Hong Kong) Ltd. (ADR)(1)                                                  1,592,800           44,582
Belgacom SA(1)                                                                                        820,000           33,906
Telecom Corp. of New Zealand Ltd.                                                                     450,000            1,944
                                                                                                                     7,877,902

CONSUMER DISCRETIONARY -- 12.39%
News Corp. Inc., Class A                                                                           23,502,662          397,665
News Corp. Inc., Class B                                                                            4,948,143           87,137
Honda Motor Co., Ltd.                                                                               8,335,100          417,610
Continental AG                                                                                      5,367,500          416,258
Toyota Motor Corp.                                                                                 10,292,600          383,164
Industria de Diseno Textil, SA                                                                     11,759,468          351,647
Hyundai Motor Co.                                                                                   6,355,490          344,386
Kingfisher PLC                                                                                     58,972,191          321,459
Bayerische Motoren Werke AG                                                                         6,174,000          280,496
Bridgestone Corp.                                                                                  12,419,000          228,381
Grupo Televisa, SA, ordinary participation certificates (ADR)                                       3,813,400          224,228
Reed Elsevier PLC                                                                                  20,980,000          217,239
Mediaset SpA                                                                                       10,780,200          155,104
Mediaset SpA(4)                                                                                     4,138,700           59,547
Suzuki Motor Corp.                                                                                 11,596,867          207,527
Dixons Group PLC                                                                                   65,779,418          189,683
Koninklijke Philips Electronics NV(1)                                                               6,110,000          168,295
Daito Trust Construction Co., Ltd.                                                                  4,000,000          167,942
Cie. Financiere Richemont AG, units, Class A                                                        5,124,073          160,850
Fuji Heavy Industries Ltd.                                                                         32,677,000          159,757
Volkswagen AG                                                                                       2,902,200          138,134
Volkswagen AG, nonvoting preferred                                                                    489,949           17,668
Accor SA                                                                                            2,941,131          143,952
Swatch Group Ltd                                                                                    2,117,989          137,774
Publishing & Broadcasting Ltd.                                                                      9,867,046          117,413
Marui Co., Ltd.                                                                                     8,700,000          116,969
Pearson PLC                                                                                         9,037,272          110,041
Thomson Corp.                                                                                       3,270,000          109,721
Esprit Holdings Ltd.                                                                               14,922,000          101,882
FAST RETAILING CO., LTD.                                                                            1,617,500           97,943
Reed Elsevier NV                                                                                    6,333,900           95,482
Sony Corp.                                                                                          1,869,700           74,488
LG Electronics Inc.                                                                                 1,105,000           74,138
Yamada Denki Co., Ltd.                                                                              1,386,000           72,675
Sekisui House, Ltd.                                                                                 6,715,000           71,736
Agfa-Gevaert NV                                                                                     1,900,000           66,470
British Sky Broadcasting Group PLC                                                                  5,440,938           59,626
Nikon Corp.                                                                                         5,151,000           59,257
NEXT PLC                                                                                            1,275,000           38,319
Daiwa House Industry Co., Ltd.                                                                      2,960,300           34,028
Hilton Group PLC                                                                                    4,129,039           23,462
Kesa Electricals PLC                                                                                1,419,851            8,102
Antena 3 Television, SA(1)                                                                             16,163            1,319
KirchMedia GmbH & Co. KGaA, nonvoting(1,3,4)                                                        3,430,000                0
TI Automotive Ltd., Class A(1,3)                                                                    3,197,300                0
                                                                                                                     6,708,974

INFORMATION TECHNOLOGY -- 8.26%
Taiwan Semiconductor Manufacturing Co., Ltd.                                                      439,473,895      $   719,350
Hon Hai Precision Industry Co., Ltd.                                                              117,300,609          521,949
Samsung Electronics Co., Ltd.                                                                         962,775          476,171
Rohm Co., Ltd.                                                                                      3,521,000          340,011
Murata Manufacturing Co., Ltd.                                                                      5,801,600          311,245
Hoya Corp.                                                                                          2,514,000          276,779
Tokyo Electron Ltd.                                                                                 4,058,000          231,334
Canon, Inc.                                                                                         4,300,000          230,687
Hirose Electric Co., Ltd.                                                                           1,830,000          186,961
Nippon Electric Glass Co., Ltd.                                                                    12,114,000          174,623
SAP AG                                                                                                760,000          122,459
TDK Corp.                                                                                           1,600,000          109,573
Konica Minolta Holdings, Inc.                                                                      10,050,500          101,649
Advanced Semiconductor Engineering, Inc.(1)                                                       131,339,654           97,055
OMRON Corp.                                                                                         4,350,000           94,971
Fujitsu Ltd.                                                                                       15,400,000           92,532
Samsung Electro-Mechanics Co., Ltd.                                                                 3,734,600           92,353
Seiko Epson Corp.                                                                                   1,750,000           64,984
Mediatek Incorporation                                                                              7,558,204           53,810
Chi Mei Optoelectronics Corp.                                                                      34,600,000           50,861
ASML Holding NV(1)                                                                                  2,500,000           42,224
ASML Holding NV (New York registered)(1)                                                              213,000            3,572
Ricoh Co., Ltd.                                                                                     2,278,000           39,107
Samsung SDI Co., Ltd.                                                                                 254,970           26,251
AU Optronics Corp.                                                                                  9,500,000           13,920
                                                                                                                     4,474,431

ENERGY -- 7.90%
"Shell" Transport and Trading Co., PLC                                                             51,320,000          460,189
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                  2,175,000          118,233
Royal Dutch Petroleum Co.                                                                           3,300,000          197,276
Royal Dutch Petroleum Co. (New York registered)                                                     1,000,000           60,040
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                                      11,001,150          486,031
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                        675,000           25,967
Canadian Natural Resources, Ltd.                                                                    9,020,000          509,972
Norsk Hydro ASA                                                                                     5,055,000          417,050
Norsk Hydro ASA (ADR)                                                                                 250,000           20,873
SK Corp.                                                                                            6,212,680          367,252
MOL Magyar Olaj- es Gazipari Rt., Class A                                                           4,500,500          362,734
TOTAL SA                                                                                            1,106,100          258,788
Petro-Canada                                                                                        4,300,000          249,835
Oil & Natural Gas Corp. Ltd.                                                                       10,204,400          207,106
ENI SpA                                                                                             6,315,000          164,037
Repsol International Finance BV                                                                     5,560,000          147,164
Nexen Inc.                                                                                          2,395,130          131,137
Reliance Industries Ltd.                                                                            7,645,000           95,703
                                                                                                                     4,279,387

HEALTH CARE -- 7.80%
Sanofi-Aventis                                                                                     14,837,893        1,251,099
Roche Holding AG                                                                                    6,035,000          646,787
Novo Nordisk A/S, Class B                                                                          10,840,650          604,051
AstraZeneca PLC  (Sweden)                                                                          10,656,617          421,505
AstraZeneca PLC  (United Kingdom)                                                                   4,505,000          177,405
UCB NV                                                                                              5,893,359          285,163
Novartis AG                                                                                         4,613,960          215,231
Chugai Pharmaceutical Co., Ltd.                                                                     9,918,000          152,407
Shionogi & Co., Ltd.                                                                                9,425,000          129,970
H. Lundbeck A/S                                                                                     4,155,000          100,928
Essilor                                                                                             1,320,000           95,387
Smith & Nephew PLC                                                                                  6,900,000           64,803
Coloplast A/S, Class B                                                                                742,000           38,632
Ranbaxy Laboratories Ltd.                                                                           1,038,000           24,006
Elan Corp., PLC (ADR)(1)                                                                            6,300,000           20,412
                                                                                                                     4,227,786

CONSUMER STAPLES -- 6.98%
Koninklijke Ahold NV(1)                                                                            77,643,332          650,142
Nestle SA                                                                                           1,895,000          518,424
Unilever PLC                                                                                       27,915,989          275,620
Groupe Danone                                                                                       2,378,000          236,571
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                                    7,571,000          218,726
Tesco PLC                                                                                          35,600,000          212,706
Wal-Mart de Mexico, SA de CV, Series V                                                             57,417,859          201,620
Unilever NV                                                                                         2,722,800          185,288
METRO AG                                                                                            2,992,400          160,619
Southcorp Ltd.                                                                                     37,200,000          121,668
Diageo PLC                                                                                          8,000,000          112,664
Coca-Cola HBC SA                                                                                    4,184,583          105,227
Woolworths Ltd.                                                                                     8,410,292          104,371
Uni-Charm Corp.                                                                                     2,213,900           99,355
L'Oreal SA                                                                                          1,230,000           98,450
Hindustan Lever Ltd.                                                                               30,977,117           93,705
Gallaher Group PLC                                                                                  5,550,866           79,116
Heineken NV                                                                                         1,625,000           56,302
Shinsegae Co., Ltd.                                                                                   163,000           50,345
Orkla AS                                                                                            1,371,428           50,191
Foster's Group Ltd.                                                                                11,424,514           45,316
Royal Numico NV(1)                                                                                    840,000           34,363
Coca-Cola FEMSA, SA de CV, Series L                                                                13,500,000           32,530
Coles Myer Ltd.                                                                                     3,470,000           25,247
Fomento Economico Mexicano, SA de CV (ADR)                                                            210,000           11,245
                                                                                                                     3,779,811

MATERIALS -- 5.43%
Cia. Vale do Rio Doce, preferred nominative, Class A                                               11,325,400          304,442
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                    8,926,700          282,173
Nitto Denko Corp.                                                                                   6,055,900          317,542
Cemex, SA de CV, ordinary participation certificates, units (ADR)                                   8,184,545          296,690
L'Air Liquide                                                                                         911,366          167,628
Potash Corp. of Saskatchewan Inc.                                                                   1,894,000          165,744
Bayer AG                                                                                            4,900,000          161,770
BHP Billiton PLC                                                                                   12,000,000          161,067
POSCO                                                                                                 720,000          142,581
AngloGold Ashanti Ltd.                                                                              3,860,000          133,873
BASF AG                                                                                             1,425,000          101,017
Siam Cement PCL                                                                                    14,300,000           96,528
UPM-Kymmene Corp.(1)                                                                                4,000,000           88,660
Ivanhoe Mines Ltd.(1)                                                                              10,160,000           76,467
Stora Enso Oyj, Class R                                                                             5,394,843           75,732
Gold Fields Ltd.                                                                                    6,107,500           71,097
Holcim Ltd.                                                                                         1,028,571           63,243
Yara International ASA(1)                                                                           3,515,725           53,380
Yara International ASA (ADR)(1)                                                                        65,780              996
Harmony Gold Mining Co. Ltd.                                                                        6,500,900           51,878
Rio Tinto PLC                                                                                       1,010,300           32,633
Placer Dome Inc.                                                                                    1,862,200           30,125
Sappi Ltd.                                                                                          2,383,000           29,233
Formosa Plastics Corp.                                                                             14,419,000           25,893
Abitibi-Consolidated Inc.                                                                           1,800,000            8,337
                                                                                                                     2,938,729

INDUSTRIALS -- 3.53%
Asahi Glass Co., Ltd.                                                                              38,439,000          405,263
FANUC LTD                                                                                           3,945,000          246,977
Mitsubishi Corp.                                                                                   14,500,000          187,913
Siemens AG                                                                                          2,350,000          185,963
Wesfarmers Ltd.                                                                                     4,180,000          128,439
Marubeni Corp.                                                                                     37,500,000          120,358
Sandvik AB                                                                                          2,792,000          116,162
ALSTOM SA(1)                                                                                      110,000,000           94,104
Atlas Copco AB, Class A                                                                             1,840,000           88,141
Bharat Heavy Electricals Ltd.                                                                       4,164,125           73,163
Vedior NV                                                                                           2,911,673           51,781
Ryanair Holdings PLC (ADR)(1)                                                                       1,145,400           50,134
Qantas Airways Ltd.                                                                                18,154,209           49,831
Metso Oyj                                                                                           2,500,000           44,784
JS Group Corp.                                                                                      2,390,000           43,884
Matsushita Electric Works, Ltd.                                                                     2,515,000           21,658
Ainax AB(1)                                                                                           112,445            4,662
                                                                                                                     1,913,217

UTILITIES -- 2.74%
E.ON AG                                                                                             3,948,000          338,721
National Grid Transco PLC                                                                          35,941,000          332,632
Scottish Power PLC                                                                                 31,957,397          246,746
Veolia Environnement                                                                                5,335,400          189,215
Gas Natural SDG, SA                                                                                 5,610,000          161,286
Korea Electric Power Corp.                                                                          4,515,960          116,125
Hong Kong and China Gas Co. Ltd.                                                                   50,000,000           98,407
                                                                                                                     1,483,132

MISCELLANEOUS -- 1.30%
Other common stocks in initial period of acquisition                                                                   704,410


Total common stocks (cost: $38,589,661,000)                                                                         49,735,605

                                                                                                                  Market value
Rights & warrants -- 0.01%                                                                             Shares            (000)


FINANCIALS -- 0.01%
ING Groep NV, warrants, expire 2008(1)                                                              1,730,000         $  7,265


Total rights & warrants (cost: $46,430,000)                                                                              7,265




                                                                                          Shares or principal
Convertible securities -- 0.08%                                                                        amount


FINANCIALS -- 0.08%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                 1,002,000,000           21,677
Fairfax Financial Holdings Ltd. 5.00% convertible debentures 2023(4)                          $    20,000,000           20,325
                                                                                                                        42,002

Total convertible securities (cost: $29,109,000)                                                                        42,002




                                                                                             Principal amount
Short-term securities -- 8.05%                                                                          (000)


Freddie Mac 2.54%-2.82% due 4/12-5/24/2005                                                           $375,500         $374,700
Federal Home Loan Bank 2.57%-2.85% due 4/22-6/10/2005(5)                                              242,800          241,873
Dexia Delaware LLC 2.64%-2.79% due 4/4-5/23/2005                                                      157,000          156,594
IXIS Commercial Paper Corp. 2.58%-2.62% due 4/6-4/14/2005(4)                                          156,200          156,102
BNP Paribas Finance Inc. 2.59%-2.86% due 4/11-5/24/2005                                               156,000          155,559
Stadshypotek Delaware Inc. 2.61% due 4/12/2005(4)                                                      85,000           84,926
Svenska Handelsbanken 2.58%-2.59% due 4/7/2005                                                         67,200           67,166
Amsterdam Funding Corp. 2.58%-2.79% due 4/7-4/22/2005(4)                                              145,500          145,317
Toyota Motor Credit Corp. 2.82%-2.88% due 5/16-6/6/2005                                                96,000           95,612
Toyota Credit de Puerto Rico Corp. due 2.90% 5/25/2005                                                 39,500           39,334
American Honda Finance Corp. 2.55%-2.72% due 4/6-5/9/2005                                             131,325          131,054
Danske Corp., Series A 2.55%-2.72% due 4/5-4/18/2005                                                  131,000          130,892
Barclays U.S. Funding Corp. 2.61%-2.96% due 4/13-6/17/2005                                            125,000          124,739
Barton Capital Corp. 2.60%-2.76% due 4/8-4/21/2005(4)                                                 122,761          122,595
U.S. Treasury Bills 2.59%-2.65% due 5/12-5/19/2005                                                    116,500          116,132
BMW U.S. Capital Corp. 2.58%-2.60% due 4/8-4/19/2005(4)                                               109,000          108,899
Calyon North America Inc. 2.64%-2.91% due 4/22-6/3/2005                                               103,500          103,259
Bank of Ireland 2.59%-2.85% due 4/4-6/3/2005(4)                                                       100,000           99,729
HBOS Treasury Services PLC 2.59%-2.71% due 4/15-4/28/2005                                              97,800           97,674
Old Line Funding, LLC 2.65%-2.66% due 4/11-4/15/2005(4)                                                93,700           93,606
Mont Blanc Capital Corp. 2.79% due 4/20/2005(4)                                                        50,000           49,923
ING (U.S.) Funding LLC 2.62% due 4/18/2005                                                             40,000           39,951
Siemens Capital Co. LLC 2.56%-2.58% due 4/5-4/7/2005                                                   88,100           88,066
UBS Finance (Delaware) LLC 2.67%-2.775% due 4/14-4/26/2005                                             86,500           86,375
Caisse d'Amortissement de la Dette Sociale 2.72%-2.88% due 4/29-5/24/2005                              84,358           84,081
Canadian Imperial Bank of Commerce 2.59%-2.68% due 4/5-4/25/2005                                       80,000           80,000
Westpac Capital Corp. 2.60%-2.91% due 4/18-6/10/2005                                                   78,785           78,466
Fannie Mae 2.53%-2.86% due 4/13-6/1/2005                                                               78,600           78,433
Deutsche Bank Financial LLC 2.64%-2.87% due 4/13-5/25/2005                                             75,000           74,847
CBA (Delaware) Finance Inc. 2.75%-2.77% due 4/26-5/17/2005                                             75,000           74,768
ANZ National (International) Ltd. 2.71%-2.77% due 5/9-5/18/2005(4)                                     75,000           74,763
GlaxoSmithKline Finance PLC 2.82%-2.835% due 6/3/2005                                                  75,000           74,619
Allied Irish Banks N.A. Inc. 2.65%-2.925% due 4/1-6/1/2005(4)                                          68,000           67,912
Tennessee Valley Authority 2.84% due 6/16/2005                                                         67,500           67,106
Royal Bank of Scotland PLC 2.70% due 5/3/2005                                                          66,500           66,338
DaimlerChrysler Revolving Auto Conduit LLC II 2.60%-2.675% due 4/8-4/13/2005                           65,000           64,947
Shell Finance (U.K.) PLC 2.53%-2.83% due 4/1-5/20/2005                                                 60,800           60,599
KfW International Finance Inc. 2.75%-2.83% due 5/3-5/16/2005(4)                                        54,500           54,308
Toronto-Dominion Bank 2.74% due 5/4/2005                                                               50,000           49,997
Bank of Nova Scotia 2.62% due 4/19/2005                                                                50,000           49,934
Citicorp 2.76% due 5/10/2005                                                                           50,000           49,849
General Electric Capital Services, Inc. 2.96% due 6/27/2005                                            50,000           49,642
Alcon Capital Corp 2.54%-2.63% due 4/4-4/18/2005(4)                                                    48,500           48,462
Lloyds Bank PLC 2.54% due 4/1/2005                                                                     42,500           42,497
International Bank for Reconstruction and Development 2.81% due 5/27/2005                              40,000           39,822
Bank of America Corp. 2.62% due 4/11/2005                                                              36,000           35,974
Diageo Capital PLC 2.55% due 4/6/2005(4)                                                               31,500           31,487
Telstra Corp. Ltd. 2.71% due 5/4/2005                                                                  25,000           24,939
HSBC USA Inc. 2.87% due 6/6/2005                                                                       25,000           24,865


Total short-term securities (cost: $4,358,601,000)                                                                   4,358,732


Total investment securities (cost: $43,023,801,000)                                                                $54,143,064

Other assets less liabilities                                                                                           20,889

Net assets                                                                                                         $54,164,493

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

The following footnotes to the investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) This security has been authorized but has not yet been issued.
(3) Valued under fair value procedures adopted by authority of the Board of Trustees. At March 31, 2005, 4 of the securities listed above (with aggregate value of $35,069,000) were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.
(4) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,218,570,000, which represented 2.25% of the net assets of the fund.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.


ADR = American Depositary Receipts
GDR = Global Depositary Receipts





REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Directors of
EuroPacific Growth Fund:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of EuroPacific Growth Fund (the "Fund") as of March 31, 2005 and for the years then ended and have issued our report thereon dated May 11, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of March 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
May 11, 2005
Costa Mesa, California



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ``interested persons'' of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.


ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12 - Exhibits

(a)  (1) The Code of Ethics  that is the subject of the  disclosure  required by
     Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             EUROPACIFIC GROWTH FUND



By /s/ Mark E. Denning
----------------------------------
Mark E. Denning, President and PEO

Date: June 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Mark E. Denning
----------------------------------
Mark E. Denning, President and PEO

Date: June 8, 2005



By /s/ R. Marcia Gould
----------------------------------
R. Marcia Gould, Treasurer and PFO

Date: June 8, 2005